AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 1999


                                                      REGISTRATION NO. 333-18117
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO. ___                     [ ]
                         POST-EFFECTIVE AMENDMENT NO. 3                      [x]
                                       AND
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]
                         POST-EFFECTIVE AMENDMENT NO. 3                      [x]

                        (Check appropriate box or boxes)

                                   ----------

                    PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)


                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (888) PRU-2888
    (Address and telephone number of depositor's principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                     (Name and address of agent for service)


                                   Copies to:

      CHRISTOPHER E. PALMER                             LEE D. AUGSBURGER
         SHEA & GARDNER                             ASSISTANT GENERAL COUNSEL
1800 MASSACHUSETTS AVENUE, N.W.                 THE PRUDENTIAL INSURANCE COMPANY
     WASHINGTON, D.C. 20036                              OF AMERICA
         (202) 828-2093                                751 BROAD STREET
                                                    NEWARK, NEW JERSEY 07102
                                                        (973) 367-1388

It is proposed that this filing will become effective (Check appropriate space):

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

     [x] on May 1, 1999 pursuant to paragraph (b) of Rule 485

     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                      Title of Securities Being Registered:
               Interests in Individual Variable Annuity Contracts

================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                    DISCOVERY
                                   SELECT (R)
                                VARIABLE ANNUITY

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS A WHOLLY OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

Discovery Select offers a wide variety of investment choices, including 24 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS

AIM ADVISORS

AMERICAN CENTURY

FRANKLIN ADVISERS

JANUS CAPITAL

MFS

OPPENHEIMER CAPITAL

T. ROWE PRICE

WARBURG PINCUS


                                                                     MAY 1, 1999

Please read this prospectus before purchasing a Discovery Select variable annuity contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

To learn more about the Discovery Select variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 1999. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Discovery Select SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 25 of this prospectus. For a free copy of the SAI, call us at: (888) PRU-2888 or write to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102-2992

Prudential Annuity Service Center
P.O. Box 14215
New Brunswick, New Jersey 08906


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN DISCOVERY SELECT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                               [LOGO] PRUDENTIAL

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

                                TABLE OF CONTENTS

CAPTION                                                                    PAGE

GLOSSARY .................................................................. ii

SUMMARY ...................................................................  1

SUMMARY OF CONTRACT EXPENSES ..............................................  3

EXPENSE EXAMPLES ..........................................................  5

1.   WHAT IS THE DISCOVERY SELECT VARIABLE ANNUITY? .......................  7
     Short Term Cancellation Right or "Free Look" .........................  7

2.   WHAT INVESTMENT OPTIONS CAN I CHOOSE?.................................  8
     Variable Investment Options ..........................................  8
     Fixed Interest-Rate Options ..........................................  9
     Transfers Among Options ..............................................  9
     Dollar Cost Averaging ................................................ 10
     Asset Allocation Program ............................................. 10
     Auto-Rebalancing ..................................................... 10
     Voting Rights ........................................................ 11
     Substitution ......................................................... 11

3.   WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
     (ANNUITIZATION)....................................................... 11
     Payment Provisions ................................................... 11
     Option 1: Annuity Payments for a Fixed Period ........................ 11
     Option 2: Life Annuity with 120 Payments
       (10 Years) Certain.................................................. 11
     Option 3: Interest Payment Option .................................... 12
     Option 4: Other Annuity Options ...................................... 12

4.   WHAT IS THE DEATH BENEFIT?............................................ 12
     Beneficiary........................................................... 12
     Calculation of the Death Benefit ..................................... 12

5.   HOW CAN I PURCHASE A DISCOVERY SELECT CONTRACT?....................... 13
     Purchase Payments .................................................... 13
     Allocation of Purchase Payments ...................................... 13
     Calculating Contract Value ........................................... 13



CAPTION                                                                    PAGE

6.   WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT?.. 13
     Insurance Charges .................................................... 13
     Annual Contract Fee................................................... 14
     Withdrawal Charge .................................................... 14
     Premium Taxes ........................................................ 15
     Transfer Fee ......................................................... 15
     Company Taxes ........................................................ 15

7.   HOW CAN I ACCESS MY MONEY? ........................................... 15
     Automated Withdrawals ................................................ 15
     Suspension of Payments or Transfers .................................. 15

8.   WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY SELECT
     CONTRACT?............................................................. 16
     Taxes Payable by You ................................................. 16
     Taxes on Withdrawals and Surrender ................................... 16
     Taxes on Annuity Payments ............................................ 16
     Penalty Taxes on Withdrawals and Annuity Payments .....................16
     Taxes Payable by Beneficiaries........................................ 17
     Withholding of Tax from Distributions................................. 17
     Annuity Qualification................................................. 17
     Diversification and Investor Control ................................. 17
     Required Distributions Upon Your Death................................ 17
     Changes in the Contract............................................... 17
     Additional Information................................................ 17
     Contracts Held by Tax Favored Plans................................... 18

9.   OTHER INFORMATION .................................................... 22
     Pruco Life Insurance Company of New Jersey ........................... 22
     The Separate Account ................................................. 22
     Experts............................................................... 22
     Sale of the Contract and Distributor ................................. 22
     Assignment ........................................................... 23
     Financial Statements ................................................. 23
     Year 2000 Compliance.................................................. 23
     Statement of Additional Information .................................. 25
     Accumulation Unit Values.............................................. 26
     Market-Value Adjustment Formula ...................................... 28

ADDITIONAL FINANCIAL INFORMATION
     Further Information about Pruco Life of New Jersey................... A-1
     Pruco Life of New Jersey Financial Information ...................... B-1

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

                                    GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

--------------------------------------------------------------------------------

ACCUMULATION PHASE. The period that begins with the contract date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.


ANNUITANT. The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE. The date when income payments are scheduled to begin.

BENEFICIARY. The person(s) or entity you have chosen to receive a death benefit.

CASH VALUE. This is the total value of your contract minus any withdrawal charge(s) or market-value adjustment, if applicable.

CONTRACT DATE. The date we receive your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACTOWNER, OWNER OR YOU. The person entitled to the ownership rights under the contract.

CONTRACT VALUE. The total value of the amounts in a contract allocated to the variable investment options and the interest rate options as of a particular date.

DEATH BENEFIT. If the sole or last surviving annuitant dies, the designated person(s) or the beneficiary, will receive, at a minimum, the total amount invested or a potentially greater amount related to market appreciation. See "What is the Death Benefit?" on page 12.

INCOME OPTIONS. Options under the contract that define the frequency and duration of income payments. In your contract, these are referred to as payout or annuity options.

INTEREST-RATE OPTION. An investment option that offers a fixed-rate of interest for either a one year (fixed-rate option) or a seven-year period (market-value adjustment option).

PURCHASE PAYMENTS. The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

PRUDENTIAL ANNUITY SERVICE CENTER. P.O. Box 14215, New Brunswick, New Jersey, 08906. The phone number is 1-888-PRU-2888.

SEPARATE ACCOUNT. Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The Separate Account is set apart from all of the general assets of Pruco Life of New Jersey.

TAX DEFERRAL. This is a way to increase your assets without currently being taxed. You do not pay taxes on your contract earnings until you take money out of your contract.

VARIABLE INVESTMENT OPTION. When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY


SUMMARY

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN THE PROSPECTUS.

1.   WHAT IS THE DISCOVERY SELECT VARIABLE ANNUITY?

     This variable annuity contract, offered by Pruco Life of New Jersey, is a contract between you, as the owner, and us. The contract allows you to invest on a tax-deferred basis in one or more of 24 variable investment options. There are also two fixed interest rate options which are available in most states. The contract is intended for retirement savings or other long-term investment purposes and provides a death benefit and guaranteed income options.

     The variable investment options are designed to offer the opportunity over the long term for a better return than the fixed interest rate option. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

     The fixed interest-rate options offer an interest rate that is guaranteed. While your money is in the fixed account, you principal amount is guaranteed and the interest amount that your money will earn guaranteed by us to always be at least 3.0%.

     You can invest your money in any or all of the variable investment options and the interest-rate options. You are allowed 12 transfers each contract year among the variable investment options, without a charge. There are certain restrictions on transfers involving the interest-rate options.

     The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of payments you will receive during the income phase. Other factors will affect the amount of your payments such as, age, gender and payout option you selected.

     FREE LOOK. If you change your mind about owning Discovery Select, YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS AFTER RECEIVING IT (or whatever time period is required in the state where the contract was issued).

2.   WHAT INVESTMENT OPTIONS CAN I CHOOSE?

     You can invest your money in any or all of the variable investment options that invest in the mutual funds described in the fund prospectuses provided with this prospectus:

                           THE PRUDENTIAL SERIES FUND
                           Diversified Bond Portfolio
                    Diversified Conservative Growth Portfolio
                             Equity Income Portfolio
                                Equity Portfolio
                                Global Portfolio
                            High Yield Bond Portfolio
                             Money Market Portfolio
                          Prudential Jennison Portfolio
                      Small Capitalization Stock Portfolio
                              Stock Index Portfolio
                              20/20 Focus Portfolio

                       AIM VARIABLE INSURANCE FUNDS, INC.
                         AIM V.I. Growth and Income Fund
                               AIM V.I. Value Fund

                            AMERICAN CENTURY VARIABLE
                                PORTFOLIOS, INC.
                            American Century VP Value

                               JANUS ASPEN SERIES
                                Growth Portfolio
                         International Growth Portfolio

                          MFS VARIABLE INSURANCE TRUST
                             Emerging Growth Series
                                 Research Series

                             OCC ACCUMULATION TRUST
                                Managed Portfolio
                               Small Cap Portfolio

                           TEMPLETON VARIABLE PRODUCTS
                                   SERIES FUND
                  Franklin Small Cap Investments Fund - Class 2

                                  T.ROWE PRICE
                     Equity Series - Equity Income Portfolio
              International Series - International Stock Portfolio

                              WARBURG PINCUS TRUST
                         Post-Venture Capital Portfolio

                      DISCOVERY SELECT(R) VARIABLE ANNUITY


     Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the investment performance of the mutual funds used by the variable investment options you choose. Performance information for the variable investment options is provided in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

     You can also put your money into one or both of the fixed interest-rate options.

3.   WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
    (ANNUITIZATION)

     If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Once you begin receiving regular payments, you cannot change your payment plan.

4.   WHAT IS THE DEATH BENEFIT?

     If the sole or last surviving annuitant dies the designated person(s) or the beneficiary will receive at a minimum, the total amount invested or a potentially greater amount related to market appreciation.

5.   HOW CAN I PURCHASE A DISCOVERY SELECT ANNUITY CONTRACT?

     You can purchase this contract, under most circumstances, with a minimum initial purchase payment of $10,000. You can add $1,000 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms.

6.   WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT?

     The contract has insurance features and investment features, and there are costs related to each.

     Each year we deduct a $30 contract maintenance charge if your contract value is less than $50,000. For insurance and administrative costs, we also deduct an annual charge of 1.40% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the interest-rate investment options.

     There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge which can range up to 5%.

     There are also charges associated with the mutual funds. The annual charges currently of the mutual funds range from 0.37% to 1.40% of a fund's assets.

7.   HOW CAN I ACCESS MY MONEY?

     You may take money out at any time during the accumulation phase. Each year, you withdraw up to 10% of your total purchase payments without charge. Withdrawals greater than 10% of your purchase payments will be subject to a withdrawal charge. This charge decreases 1% each year. After the 7th year, there is no charge for a withdrawal. You may also be subject to income tax and a tax penalty if you make an early withdrawal.

8.   WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY SELECT
     CONTRACT?

     Your earnings are not taxed until withdrawn. If you take money out during the accumulation phase, purchase payments are withdrawn first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from IRA contracts are fully taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.

9.   OTHER INFORMATION

     This contract is issued by Pruco Life of New Jersey, a subsidiary of The Prudential Insurance Company of America.

                       DISCOVERY SELECT(R) VARIABLE ANNUITY



SUMMARY OF CONTRACT EXPENSES

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR DISCOVERY SELECT. THIS SUMMARY INCLUDES THE EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS BUT DOES NOT INCLUDE ANY PREMIUM TAXES THAT MIGHT BE APPLICABLE IN YOUR STATE.

FOR MORE DETAILED INFORMATION:

More detailed information can be found on page __ under the section called, "What Are The Expenses Associated With The Discovery Select Variable Annuity?" For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses which you will find at the back of this prospectus.

TRANSACTION EXPENSES
----------------------------------------------------------
WITHDRAWAL CHARGE (SEE NOTE 1 BELOW)
----------------------------------------------------------
         During contract year 1                    7%
         During contract year 2                    6%
         During contract year 3                    5%
         During contract year 4                    4%
         During contract year 5                    3%
         During contract year 6                    2%
         During contract year 7                    1%

TRANSFER FEE (SEE NOTE 2 BELOW)
----------------------------------------------------------
         first 12 transfers per year          $  0.00
         each transfer after 12               $ 25.00


ANNUAL CONTRACT FEE AND FULL WITHDRAWAL FEE (SEE NOTE 3 BELOW)
----------------------------------------------------------
                                              $ 30.00



ANNUAL ACCOUNT EXPENSES
----------------------------------------------------------
         AS A PERCENTAGE OF THE AVERAGE ACCOUNT VALUE

         Mortality and Expense Risk:            1.25%
         Administrative Fee:                    0.15%
         Total:                                 1.40%

      NOTE 1: AS OF THE BEGINNING OF THE CONTRACT YEAR, YOU MAY WITHDRAW UP TO 10% OF THE TOTAL PURCHASE PAYMENTS PLUS ANY CHARGE-FREE AMOUNT CARRIED OVER FROM THE PREVIOUS CONTRACT YEAR WITHOUT CHARGE. THERE IS NO WITHDRAWAL CHARGE ON ANY WITHDRAWALS MADE UNDER THE CRITICAL CARE ACCESS OPTION (SEE PAGE __ ) OR ON ANY AMOUNT USED TO PROVIDE INCOME UNDER THE LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION. (SEE PAGE __ ). SURRENDER CHARGES ARE WAIVED WHEN A DEATH BENEFIT IS PAID.

      NOTE 2: YOU WILL NOT BE CHARGED FOR TRANSFERS MADE IN CONNECTION WITH DOLLAR COST AVERAGING AND AUTO-REBALANCING


      NOTE 3: THERE IS NO CHARGE ON WITHDRAWALS IF THE VALUE OF YOUR CONTRACT IS $50,000 OR MORE, OR IF THE WITHDRAWALS ARE MADE UNDER THE CRITICAL CARE ACCESS OPTION.


NOTES FOR ANNUAL MUTUAL FUND EXPENSES:

THESE EXPENSES ARE BASED ON THE HISTORICAL FUND EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS INDICATED. FUND EXPENSES ARE NOT FIXED OR GUARANTEED BY THE DISCOVERY SELECT CONTRACT AND MAY VARY FROM YEAR TO YEAR.

(1) THE PRUDENTIAL SERIES FUND:


BECAUSE THIS IS THE FIRST YEAR OF OPERATION FOR DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO AND THE 20/20 FOCUS PORTFOLIO, OTHER EXPENSES ARE ESTIMATED BASED ON MANAGEMENT'S PROJECTION OF NON-MANAGEMENT FEE EXPENSES.


      (2) AMERICAN CENTURY VARIABLE PORTFOLIOS INC. AND T. ROWE PRICE FUNDS:

INVESTMENT MANAGEMENT FEES INCLUDE ORDINARY EXPENSES OF OPERATING THE FUNDS.

      (3) JANUS ASPEN SERIES

FEE REDUCTIONS REDUCE THE INVESTMENT MANAGEMENT FEE TO THE LEVELS OF THE CORRESPONDING JANUS RETAIL FUND. JANUS HAS AGREED TO CONTINUE THE APPLICABLE WAIVERS AND FEE REDUCTIONS UNTIL AT LEAST THE NEXT ANNUAL RENEWAL OF THE ADVISORY AGREEMENT.

      (4) TEMPLETON VARIABLE PRODUCTS SERIES FUND


FIGURES REFLECT EXPENSES FROM THE FUND'S INCEPTION ON MAY 1, 1998 AND ARE ANNUALIZED. THE MANAGER AGREED IN ADVANCE TO LIMIT MANAGEMENT FEES AND MAKE CERTAIN PAYMENTS TO REDUCE THE FUND'S EXPENSES AS NECESSARY SO THAT TOTAL ACTUAL EXPENSES DID NOT EXCEED 1.25% OF THE FUND'S CLASS 2 NET ASSETS IN 1998. THE MANAGER IS CONTRACTUALLY OBLIGATED TO CONTINUE THIS ARRANGEMENT THROUGH 1999. INVESTMENT MANAGEMENT FEE AND OTHER EXPENSES IN 1998 AFTER THESE WAIVERS WERE 0.15% AND 1.25%. THE FUND MAINTAINS A DISTRIBUTION OR "12B-1 PLAN" FOR CLASS 2 WITH A MAXIMUM ANNUAL OF 0.25%, WHICH IS INCLUDED IN OTHER EXPENSES AND IS DISCUSSED IN THE FUND'S PROSPECTUS.


      (5) WARBURG PINCUS TRUST

ACTUAL FEES AND EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 WERE 1.08% AND 0.32% FOR INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES, RESPECTIVELY. FEE WAIVERS AND EXPENSE REIMBURSEMENT OR CREDITS REDUCED FEES AND EXPENSES DURING 1998 BUT MAY BE DISCONTINUED AT ANY TIME.

                       DISCOVERY SELECT(R) VARIABLE ANNUITY




ANNUAL MUTUAL FUND EXPENSES: (AFTER REIMBURSEMENT, IF ANY) AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS

                                                          INVESTMENT         OTHER     TOTAL CONTRACTUAL  TOTAL ACTUAL
                                                        MANAGEMENT FEE      EXPENSES       EXPENSES        EXPENSES*

THE PRUDENTIAL SERIES FUND(1)
------------------------------------------------------------------------------------------------------------------------------------
         Diversified Bond Portfolio                          0.40%           0.02%           0.42%           0.42%
         Diversified Conservative Growth Portfolio           0.75%           0.20%           0.95%           0.95%
         Equity Income Portfolio                             0.40%           0.02%           0.42%           0.42%
         Equity Portfolio                                    0.45%           0.02%           0.47%           0.47%
         Global Portfolio                                    0.75%           0.11%           0.86%           0.86%
         High Yield Bond Portfolio                           0.55%           0.03%           0.58%           0.58%
         Money Market Portfolio                              0.40%           0.01%           0.41%           0.41%
         Prudential Jennison Portfolio                       0.60%           0.03%           0.63%           0.63%
         Small Capitalization Stock Portfolio                0.40%           0.07%           0.47%           0.47%
         Stock Index Portfolio                               0.35%           0.02%           0.37%           0.37%
         20/20 Focus Portfolio                               0.75%           0.20%           0.95%           0.95%

AIM VARIABLE INSURANCE FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
         AIM V.I. Growth and Income Fund                     0.61%           0.04%           0.65%           0.65%
         AIM V.I. Value Fund                                 0.61%           0.05%           0.66%           0.66%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC(2)
------------------------------------------------------------------------------------------------------------------------------------
         American Century VP Value                           1.00%           0.00%           1.00%           1.00%

JANUS ASPEN SERIES(3)
------------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio                                    0.72%           0.03%           0.75%           0.68%
         International Growth Portfolio                      0.75%           0.20%           0.95%           0.86%

MFS VARIABLE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------------------------------
         Emerging Growth Series                              0.75%           0.10%           0.85%           0.85%
         Research Series                                     0.75%           0.11%           0.86%           0.86%

OCC ACCUMULATION TRUST
------------------------------------------------------------------------------------------------------------------------------------
         Managed Portfolio                                   0.78%           0.04%           0.82%           0.82%
         Small Cap Portfolio                                 0.80%           0.08%           0.88%           0.88%

TEMPLETON VARIABLE PRODUCTS SERIES FUND(4)
------------------------------------------------------------------------------------------------------------------------------------
         Franklin Small Cap Investments Fund - Class 2       0.75%           1.25%           2.00%           1.25%

T. ROWE PRICE(2)
------------------------------------------------------------------------------------------------------------------------------------
         Equity Series - Equity Income Portfolio             0.85%           0.00%           0.85%           0.85%
         International Series - International Stock
           Portfolio                                         1.05%           0.00%           1.05%           1.05%

WARBURG PINCUS TRUST(5)
------------------------------------------------------------------------------------------------------------------------------------
         Post-Venture Capital Portfolio                      1.25%           0.45%           1.70%           1.40%


* Reflects the effect management fee waivers and reimbursement of expenses, if any. See notes on page 5. The "Expenses Examples" on the following pages are calculated using the Total Actual Expenses.

                       DISCOVERY SELECT(R) VARIABLE ANNUITY



EXPENSE EXAMPLES
--------------------------------------------------------------------------------
These examples will help you compare the fees and expenses of the different variable investment options offered by Discovery Select. You can also use the examples to compare the cost of Discovery Select with other variable annuity contracts.
--------------------------------------------------------------------------------

EXAMPLE 1- IF YOU WITHDRAW YOUR ASSETS

Example 1 assumes that you invest $10,000 in Discovery Select and that you allocate all of your assets to one of the variable investment options and withdraw all your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower.



------------------------------------------------------------------------------------------------------------------------------
                                                                    1 YEAR         3 YEARS        5 YEARS        10 YEARS
         ---------------------------------------------------------------------------------------------------------------------
         THE PRUDENTIAL SERIES FUND
               Diversified Bond Portfolio                            $ 817         $  930         $ 1147          $ 2162
               Diversified Conservative Growth Portfolio             $ 870         $ 1090         $ 1417          $ 2709
               Equity Income Portfolio                               $ 817         $  930         $ 1147          $ 2162
               Equity Portfolio                                      $ 822         $  945         $ 1173          $ 2215
               Global Portfolio                                      $ 861         $ 1063         $ 1372          $ 2618
               High Yield Bond Portfolio                             $ 833         $  978         $ 1229          $ 2330
               Money Market Portfolio                                $ 816         $  926         $ 1142          $ 2151
               Prudential Jennison Portfolio                         $ 838         $  994         $ 1255          $ 2382
               Small Capitalization Stock Portfolio                  $ 822         $  945         $ 1173          $ 2215
               Stock Index Portfolio                                 $ 812         $  914         $ 1121          $ 2108
               20/20 Focus Portfolio                                 $ 870         $ 1090         $ 1417          $ 2709
         ---------------------------------------------------------------------------------------------------------------------
         AIM VARIABLE INSURANCE FUNDS, INC.
               AIM V.I. Growth and Income Fund                       $ 840         $ 1000         $ 1265          $ 2403
               AIM V.I. Value Fund                                   $ 841         $ 1003         $ 1270          $ 2414

         ---------------------------------------------------------------------------------------------------------------------
         AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
               American Century VP Value                             $ 875         $ 1105         $ 1442          $ 2759

         ---------------------------------------------------------------------------------------------------------------------
         JANUS ASPEN SERIES
               Growth Portfolio                                      $ 843         $ 1009         $ 1280          $ 2434
               International Growth Portfolio                        $ 861         $ 1063         $ 1372          $ 2618

         ---------------------------------------------------------------------------------------------------------------------
         MFS VARIABLE INSURANCE TRUST
               Emerging Growth Series                                $ 860         $ 1060         $ 1367          $ 2608
               Research Series                                       $ 861         $ 1063         $ 1372          $ 2618

         ---------------------------------------------------------------------------------------------------------------------
         OCC ACCUMULATION TRUST
               Managed Portfolio                                     $ 857         $ 1051         $ 1351          $ 2578
               Small Cap Portfolio                                   $ 863         $ 1069         $ 1382          $ 2639

         ---------------------------------------------------------------------------------------------------------------------
         TEMPLETON VARIABLE PRODUCTS SERIES FUND
               Franklin Small Cap Investments Fund - Class 2         $ 900         $ 1180         $ 1566          $ 3006

         ---------------------------------------------------------------------------------------------------------------------
         T.ROWE PRICE
               Equity Series - Equity Income Portfolio               $ 860         $ 1060         $ 1367          $ 2608
               International Series - International Stock Portfolio  $ 880         $ 1120         $ 1467          $ 2809

         ---------------------------------------------------------------------------------------------------------------------
         WARBURG PINCUS TRUST
               Post-Venture Capital Portfolio                        $ 915         $ 1225         $ 1640          $ 3150
------------------------------------------------------------------------------------------------------------------------------


Notes:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The charges shown in the 10 year column are the same for Example 1 and Example
2. This is because after 10 years the withdrawal charges are no longer deducted by us when you make a withdrawal or when you begin the income phase of your contract.

                       DISCOVERY SELECT(R) VARIABLE ANNUITY


EXAMPLE 2 - IF YOU DO NOT WITHDRAW YOUR ASSETS

Example 2 assumes that you invest $10,000 in Discovery Select and allocate all of your assets to one of the variable investment options and DO NOT WITHDRAW any of your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower.


------------------------------------------------------------------------------------------------------------------------------
                                                                    1 YEAR         3 YEARS        5 YEARS        10 YEARS
         ---------------------------------------------------------------------------------------------------------------------
         THE PRUDENTIAL SERIES FUND
               Diversified Bond Portfolio                            $ 187          $ 580         $  997          $ 2162
               Diversified Conservative Growth Portfolio             $ 240          $ 740         $ 1267          $ 2709
               Equity Income Portfolio                               $ 187          $ 580         $  997          $ 2162
               Equity Portfolio                                      $ 192          $ 595         $ 1023          $ 2215
               Global Portfolio                                      $ 231          $ 713         $ 1222          $ 2618
               High Yield Bond Portfolio                             $ 203          $ 628         $ 1079          $ 2330
               Money Market Portfolio                                $ 186          $ 576         $  992          $ 2151
               Prudential Jennison Portfolio                         $ 208          $ 644         $ 1105          $ 2382
               Small Capitalization Stock Portfolio                  $ 192          $ 595         $ 1023          $ 2215
               Stock Index Portfolio                                 $ 182          $ 564         $  971          $ 2108
               20/20 Focus Portfolio                                 $ 240          $ 740         $ 1267          $ 2709

         ---------------------------------------------------------------------------------------------------------------------
         AIM VARIABLE INSURANCE FUNDS, INC.
               AIM V.I. Growth and Income Fund                       $ 210          $ 650         $ 1115          $ 2403
               AIM V.I. Value Fund                                   $ 211          $ 653         $ 1120          $ 2414

         ---------------------------------------------------------------------------------------------------------------------
         AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
               American Century VP Value                             $ 245          $ 755         $ 1292          $ 2759

         ---------------------------------------------------------------------------------------------------------------------
         JANUS ASPEN SERIES
               Growth Portfolio                                      $ 213          $ 659         $ 1130          $ 2434
               International Growth Portfolio                        $ 231          $ 713         $ 1222          $ 2618

         ---------------------------------------------------------------------------------------------------------------------
         MFS VARIABLE INSURANCE TRUST
               Emerging Growth Series                                $ 230          $ 710         $ 1217          $ 2608
               Research Series                                       $ 231          $ 713         $ 1222          $ 2618

         ---------------------------------------------------------------------------------------------------------------------
         OCC ACCUMULATION TRUST
               Managed Portfolio                                     $ 227          $ 701         $ 1201          $ 2578
               Small Cap Portfolio                                   $ 233          $ 719         $ 1232          $ 2639

         ---------------------------------------------------------------------------------------------------------------------
         TEMPLETON VARIABLE PRODUCTS SERIES FUND
               Franklin Small Cap Investments Fund - Class 2         $ 270          $ 830         $ 1416          $ 3006

         ---------------------------------------------------------------------------------------------------------------------
         T.ROWE PRICE
               Equity Series - Equity Income Portfolio               $ 230          $ 710         $ 1217          $ 2608
               International Series - International Stock Portfolio  $ 250          $ 770         $ 1317          $ 2809

         ---------------------------------------------------------------------------------------------------------------------
         WARBURG PINCUS TRUST
               Post-Venture Capital Portfolio                        $ 285          $ 875         $ 1490          $ 3150
------------------------------------------------------------------------------------------------------------------------------


These examples do not show past or future expenses. Actual expenses for a particular year may be more or less than those shown in the examples.


--------------------------------------------------------------------------------

Notes: (cont.) If your contract value is less than $50,000, on your contract anniversary (and upon a surrender), we deduct a $30 fee. The examples use an average number as the amount of the annual contract fee. This amount was calculated by taking the total annual contract fees collected in 1998 and then dividing that number by the total assets allocated to the variable investment options. Based on this calculation the annual contract fee is included as an annual charge of 0.23% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s). A table of accumulation unit values of interests in each variable investment option, appears on Page 26. Premium taxes are not reflected. in these examples. Premium taxes may apply depending on the state where you live.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

1. WHAT IS THE DISCOVERY SELECT VARIABLE ANNUITY?

The Discovery Select Variable Annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, We or Us).

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

Discovery Select is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 24 variable investment options as well as 2 guaranteed interest-rate options. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual fund associated with that variable investment option. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

As mentioned above, Discovery Select also contains two guaranteed interest-rate options: a fixed-rate option and a market-value adjustment option. The fixed-rate option offers an interest rate that is guaranteed by us for one year and will always be at least 3.0% per year. The market-value adjustment option guarantees a stated interest rate, generally higher than the fixed-rate option. However, in order to get the full benefit of the stated interest rate, assets in this option must be held for a seven-year period.

As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much and how long these payments will continue. On and after the annuity date, the annuitant is the owner and may not be changed. The beneficiary becomes the owner when a death benefit is payable.

The beneficiary is the person(s) or entity designated to receive any death benefit if the annuitant(s) dies during the accumulation phase. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Discovery Select, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable law:

o    Your full purchase payment; or

o The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?

The contract gives you the choice of allocating your purchase payments to any one or more of 24 variable investment options, as well as two guaranteed interest-rate options. The 24 variable investment options invest in mutual funds managed by leading investment advisors. Each of these mutual funds has a separate prospectus that is provided with this prospectus. YOU SHOULD READ THE MUTUAL FUND PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE YOUR ASSETS TO THE VARIABLE INVESTMENT OPTION USING THAT FUND.

VARIABLE INVESTMENT OPTIONS

Listed below are the mutual funds in which the variable investment options invest. Each variable investment option has a different investment objective.

                        THE PRUDENTIAL SERIES FUND, INC.

o  Diversified Bond Portfolio
o  Diversified Conservative Growth Portfolio
o  Equity Income Portfolio
o  Equity Portfolio
o  Global Portfolio
o  High Yield Bond Portfolio
o  Money Market Portfolio
o  Prudential Jennison Portfolio (domestic equity)
o  Small Capitalization Stock Portfolio
o  Stock Index Portfolio
o  20/20 Focus Portfolio (domestic equity)

The Prudential Series Fund, Inc. is managed by Prudential through another company it owns called The Prudential Investment Corporation. The Prudential Investment Corporation manages each of the portfolios of the Prudential Series fund except the Prudential Jennison Portfolio and the Diversified Conservative Growth Portfolio. For the Jennison portfolio, Prudential Investment Corporation oversees another company owned by Prudential called Jennison Associates Capital Corp. which provides the day to day investment advisory services. For the Diversified Conservative Growth Portfolio, Prudential Investments Corporation oversees The Dreyfus Corporation and Pacific Investments Management Company, which provide the day to day investment advisory services.


                       AIM VARIABLE INSURANCE FUNDS, INC.

o  AIM V.I. Growth and Income Fund
o  AIM V.I. Value Fund

AIM Advisors, Inc. serves as investment adviser to both of these funds.


                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

o  American Century VP Value

American Century Investment Management, Inc. is the investment adviser for American Century VP Value.


                               JANUS ASPEN SERIES

o  Growth Portfolio
o  International Growth Portfolio

Janus Capital Corporation serves as investment adviser to the Growth Portfolio and the International Growth Portfolio.


                          MFS VARIABLE INSURANCE TRUST

o  Emerging Growth Series
o  Research Series (long-term growth and future income)

Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to the Emerging Growth Series and the Research Series.


                             OCC ACCUMULATION TRUST

o  Managed Portfolio (equity)
o  Small Cap Portfolio

OpCap Advisors is the investment adviser to the Managed Portfolio and the Small Cap Portfolio.


                                  T. ROWE PRICE

o  T. Rowe Price Equity Series, Inc., Equity Income Portfolio

                      DISCOVERY SELECT(R) VARIABLE ANNUITY


o  T. Rowe Price International Series, Inc., International Stock Portfolio

T. Rowe Price Associates, Inc. is the investment manager for the Equity Income Portfolio and Rowe Price-Fleming International, Inc. is the investment manager for the International Stock Portfolio.


                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

o  Franklin Small Cap Investments Fund--Class 2

Franklin Advisers, Inc. is the investment manager for this portfolio of the Templeton Variable Products Series Fund.


                              WARBURG PINCUS TRUST

o  Post-Venture Capital Portfolio

Warburg Pincus Counselors, Inc. serves as investment adviser and Abbott Capital Management, L.P. serves as sub-investment adviser for that portion of the Post-Venture Capital Portfolio allocated to private limited partnerships or other investment funds.

Except for the Prudential Series Fund Inc., we are paid by each fund or an affiliate of each fund for administrative and other services that we provide. The amount we receive is based on an annual percentage of the average assets of Discovery Select invested in the fund.

FIXED INTEREST-RATE OPTIONS

We offer two interest-rate options: a fixed-rate option and a market-value adjustment option. We set a one year guaranteed annual interest rate that is always available for the one-year fixed-rate option. For the market-value adjustment option, We set a seven-year guaranteed interest rate.

When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest-rate option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, the minimum rate will never be less than 3.0%.

If you transfer or withdraw assets or annuitize from the market-value adjustment option before an interest rate period is over, the assets will be subject to a market value adjustment.

The market-value adjustment may increase or decrease the amount being withdrawn or transferred and may be substantial. The adjustment, whether up or down will never be greater than 40%. The amount of the market-value adjustment is based on the difference between the:

     1. Guaranteed interest rate for the amount you are withdrawing or transferring; and

     2. Interest rate that is in effect on the date of the withdrawal or transfer.

The amount of time left in the interest rate period is also a factor. You will find a detailed description of how the market-value adjustment is calculated on Page 28 of this prospectus.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the fixed interest-rate options. Your transfer request may be made by telephone or in writing to the Prudential Annuity Service Center. Only two transfers per month may be made by telephone. After that, all transfer requests must be in writing with an original signature. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received. Our business day closes at 4:15 p.m. Eastern time

YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF AN INTEREST RATE PERIOD. If you transfer money from a market-value adjustment option after the 30-day period has ended,

                      DISCOVERY SELECT(R) VARIABLE ANNUITY


the money will be subject to a market-value adjustment.

During the contract accumulation phase, you can make 12 transfers each contract year, among the investment options, without charge. If you make more than 12 transfers in one contract year, you will be charged $25 for each additional transfer. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option or the one-year fixed interest-rate option and into any variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You can have these automatic transfers made from the DCA account monthly, quarterly, semiannually or annually. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

Transfers must be at least $100 from your DCA account. After that, transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. If your DCA account balance drops below $100, the entire remaining balance of the account will be transferred on the next transfer date, You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will be made on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

Any transfers you make because of dollar cost averaging are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding on the allocation of your money. If you choose to participate in the Asset Allocation Program, your financial professional will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation or to change allocations by selecting the Auto-Rebalancing feature. The fixed interest-rate options and the DCA account cannot participate in this feature.

Your rebalancing will be done monthly, quarterly, semiannually or annually based on your choice. The rebalancing will be done on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

Any transfers you make because of Auto-Rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

VOTING RIGHTS

We are the legal owner of the shares in the mutual funds associated with the variable investment options. However, We vote the shares of the mutual funds according to voting instructions we receive from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf, in accordance with those instructions. We will vote the shares for which we do not receive instructions, and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation.

SUBSTITUTION

We may substitute one or more of the mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

PAYMENT PROVISIONS

The annuitant can begin receiving annuity payments any time after the first contract anniversary. Annuity payments must begin no later than the contract anniversary that coincides with or follows the annuitant's 90th birthday.

You may choose among the income plans described below at any time before the annuity date. These plans are called annuity options. During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If you have not selected an annuity option by the annuity date, the Interest Payment Option (Option 3, described below) will automatically be selected unless prohibited by applicable law. ONCE THE ANNUITY PAYMENTS BEGIN, YOU CANNOT CHANGE THE ANNUITY OPTION.

OPTION 1. ANNUITY PAYMENTS FOR A FIXED PERIOD


Under this option, we will make equal payments for a period you choose, up to 25 years. The annuity payments may be made monthly, quarterly, semiannually, or annually for as long as the annuitant is alive. If the annuitant dies during the income phase, a lump sum payment will be made to the beneficiary. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate used will always be at least 3.50% a year. For payment periods of 10 years or more, we will waive any withdrawal charges that otherwise would have been applied.


OPTION 2. LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN

Under this option, we will make annuity payments to the annuitant monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum unless the annuitant has specifically instructed that the remaining monthly annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate used will always be at least 3.50% a year.

OPTION 3. INTEREST PAYMENT OPTION

Under this option, you can choose to have us hold all or a portion of your contract value in order to accumulate interest. You can receive interest payments on a monthly, quarterly, semiannual, or annual basis or you can allow the interest to accrue

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

on your contract assets. If you have not selected an annuity option by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3.0% a year.

This option is not available if your contract is held in an Individual Retirement Account.

OPTION 4. OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time you choose to receive your annuity payments, we may make available to you any of the fixed annuity options that are offered at your annuity date.

You should be aware that depending on your contract date and the annuity option you choose, you may have to pay withdrawal charges.

4. WHAT IS THE DEATH BENEFIT?

The death benefit feature protects the value of the contract for the beneficiary.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies.

CALCULATION OF THE DEATH BENEFIT

If the annuitant (or the last surviving annuitant, if there are co-annuitants) dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contractowner. If death is prior to age 80, the beneficiary will receive the greater of the following:

o Current value of your contract (as of the time we receive appropriate proof of death); or

o    Guaranteed Minimum Death Benefit-

     This is the highest value of the contract on any contract anniversary date. This is called the step-up value. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals.

If death is on or after age 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the Guaranteed Minimum Death benefit as of age 80, increased by additional purchase payments, and reduced proportionally by the withdrawals. For this purpose, an annuitant is deemed to reach age 80 on the contract anniversary on or following the annuitant's actual 80th birthday.

If the sole or older annuitant is age 80 or older at the time the contract is issued, upon death, the beneficiary will receive the greater of: 1) current contract value as of the date that due proof of death is received; and 2) the total purchase payments reduced proportionally by withdrawals.

Here is an example of a proportional reduction:

If an owner withdrew 50% of a contract valued at $100,000 and if the step-up value was $80,000, the new step-up value following the withdrawal, would be $40,000 or 50% of what it had been prior to the withdrawal.

If the contractowner and annuitant are not the same, the death benefit is payable only in the event of the death of a sole annuitant or last surviving annuitant, not the death of the contractowner.

This death benefit was enhanced in January, 1998, to provide for the Guaranteed Minimum Death Benefit. Certain contractowners must have elected an endorsement in order for this enhanced death benefit to apply. See the Statement of Additional Information (SAI) for details.

5. HOW CAN I PURCHASE A DISCOVERY SELECT CONTRACT?

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

PURCHASE PAYMENTS

A purchase payment is the amount of money you give us to purchase the contract. The minimum purchase payment is $10,000. You can make additional purchase payments of at least $1,000 or more at any time during the accumulation phase. You must get our prior approval for any purchase payments over $2 million.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable investment options and the fixed interest-rate options based on the percentages you choose. The percentage of your allocation to a specific investment option can range in whole percentages from 0% to 100%. If you make additional purchase payments, they will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise.

We will credit these purchase payments to your contract as of the end of the business day on which the payment is received at the Prudential Annuity Service Center. Our business day closes at 4:15 p.m. Eastern time. If, however, your first payment is made without enough information for us to set up your contract we may need to contact you to get the required information. If we are not able to get this information within five business days we will either return your purchase payment or get your consent to continue holding it until we receive the necessary information.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

     1. Adding up the total amount of money allocated to a specific investment option;

     2. Subtracting from that amount insurance charges and any other applicable charges; and

     3.   Dividing this amount by the number of outstanding accumulation units.

When you make a purchase payment, we credit your contract with accumulation units relating to the variable investment options you have chosen. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day. The Accumulation Unit Values chart provided in Appendix A to this prospectus gives you more detailed information about the accumulation units of the variable investment options.

We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3.0% a year on that portion of the contract value allocated to the fixed interest-rate options.

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT?

There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.

INSURANCE CHARGES

Each day, We makes a deduction for its insurance charges. The insurance charges have two parts:

     1.   Mortality and expense risk charge

     2.   Administrative expense charge

1. Mortality and Expense Risk Charge

The mortality risk charge is for assuming the risk

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                      DISCOVERY SELECT(R) VARIABLE ANNUITY


that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the interest-rate options.

If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

2. Administrative Expense Charge

This charge is for the expenses associated with the administration of the contract. The administration of the contract includes preparing and issuing the contract, establishing and maintaining contract records, issuing confirmations and annual reports, personnel costs, legal and accounting fees, filing fees, and systems costs.

This charge is equal, on an annual basis, to 0.15% of the daily value of the contract invested in the variable investment options, after expenses have been deducted.

ANNUAL CONTRACT FEE

During the accumulation phase, if your contract value is less than $50,000, We will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The $30 charge will be deducted proportionately from each of the contract's investment options. This charge will also be deducted when you surrender your contract if your contract value is less than $50,000.

WITHDRAWAL CHARGE

During the accumulation phase you can make withdrawals from your contract. When you make a withdrawal, money will be taken first from your purchase payments for purposes of determining withdrawal charges. When your purchase payments have been used up, then we will take the money from your earnings. You will not have to pay any withdrawal charge when you withdraw your earnings.

The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.

You can withdraw up to 10% of your total purchase payments each contract year without paying a withdrawal charge. This amount is referred to as the "charge-free amount." If any of the charge-free amount is not used during a contract year, it will be carried over to the next contract year. During the first seven contract years, if your withdrawal of purchase payments is more than the charge-free amount, a withdrawal charge will be applied. This charge is based on your contract date.

The following table shows the percentage of withdrawal charges that would apply:

                     During contract year 1 ......... 7%
                     During contract year 2 ......... 6%
                     During contract year 3 ......... 5%
                     During contract year 4 ......... 4%
                     During contract year 5 ......... 3%
                     During contract year 6 ......... 2%
                     During contract year 7 ......... 1%
                     After that ..................... 0%


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                      DISCOVERY SELECT(R) VARIABLE ANNUITY

PREMIUM TAXES

Some states and/or municipalities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the contract to pay them. Some of these taxes are due when the contract is issued, others are due when annuity payments begin. It is our current practice not to deduct these taxes until annuity payments begin. In the few states that impose a tax, the current rates range up to 5.0% If, in the future, we are charged for additional taxes that are based on purchase payments, that charge may be passed on to contractholders.

TRANSFER FEE

You can make 12 free transfers every year. We measure a year from the date we issue your contract (contract date). If you make more than 12 transfers in a year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. The transfer fee will be deducted proportionately from all the affected investment options. The transfer fee is deducted before the MVA is calculated.

COMPANY TAXES

We will pay the taxes on the earnings of the Separate Account. We are not currently charging the Separate Account for taxes. We will periodically review the issue of charging the Separate Account for these taxes, and may impose such a charge in the future.

7. HOW CAN I ACCESS MY MONEY?

You can access your money by:

o    Making a withdrawal (either partial or complete); or

o    Electing to receive annuity payments during the income phase.

YOU CAN MAKE WITHDRAWALS ONLY DURING THE ACCUMULATION PHASE.

When you make a complete withdrawal, you will receive the value of your contract on the day you made the withdrawal, less any applicable charges. We will calculate the value of your contract, and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the affected investment options and interest-rate options you have selected. You will have to receive our consent to make a partial withdrawal if the requested withdrawal is less than $500.

We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, and apply a market-value adjustment, if any, from the assets in your contract.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.

AUTOMATED WITHDRAWALS

We offer an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. Market-value adjustments may apply. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can make is $250.

INCOME TAXES AND A 10% PENALTY TAX ON EARNINGS MAY APPLY TO AUTOMATED WITHDRAWALS AS WELL AS ANY OTHER WITHDRAWALS MADE FROM YOUR CONTRACT.


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                      DISCOVERY SELECT(R) VARIABLE ANNUITY

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

o The New York Stock Exchange is closed (other than customary weekend and holiday closings);

o    Trading on the New York Stock Exchange is restricted;

o An emergency exists during which sales of shares of the mutual funds are not reasonable or We cannot reasonably value the accumulation units; or

o The Securities and Exchange Commission, by order, so permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or transfer made from the interest-rate options promptly upon request.

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY SELECT
   CONTRACT?

The tax considerations associated with the Discovery Select contact vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. A qualified tax adviser should be consulted for complete information and advice.

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

If you assign all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, you will be treated, for tax purposes, as surrendering your contract.

If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

have been recovered, a tax deduction is allowed for the unrecovered amount.

PENALTY TAXES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

o    the amount is paid on or after you reach age 59-1/2 or die;

o    the amount received is attributable to your becoming disabled;

o the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; and

o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

If you modify the lifetime annuity payment stream (other than as a result of death or disability) before you reach age 59-1/2 (or before the end of the five year period beginning with the first payment and ending after you reach age 59-1/2), your tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules apply to amounts received by your beneficiary as those set forth above with respect to you. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments. These elections must be made on the appropriate Pruco Life of New Jersey forms.

ANNUITY QUALIFICATION

DIVERSIFICATION AND INVESTOR CONTROL

In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that Pruco Life of New Jersey, and not you as the contractowner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH

Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die on or before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes by reason of death, and must be a natural person.

If any portion of the contract is payable to (or for the benefit of) your surviving spouse, such portion of the contract may be continued with your spouse as the owner.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

CHANGES IN THE CONTRACT

We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

o The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

o Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

o    You are a nonresident alien.

o You transfer your contract to, or designate, a beneficiary who is either 37-1/2 years younger than you or a grandchild.

o    You wish additional information on withholding taxes.

CONTRACTS HELD BY TAX FAVORED PLANS

Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities ("IRAs") which are subject to Sections 408(a), 408(b) and 408A of the Code. At some future time we may allow the contract to be purchased in connection with other retirement arrangements which are also entitled to favorable federal income tax treatment ("tax favored plans"). These other tax favored plans include:

o Simplified employee pension plans ("SEPs") under Section 408(k) of the Code;

o    Saving incentive match plans for employees-IRAs ("SIMPLE-IRAs") under
     Section 408(p) of the Code; and

o    Tax-deferred annuities ("TDAs") under Section 403(b) of the Code.

This description assumes that (i) we will be offering this to both IRA and non-IRA tax favored plans, and (ii) you have satisfied the general requirements for eligibility for these products.

Types of Tax Favored Plans

IRAS

If you buy a contract for use as an IRA, we will provide you a copy of the prospectus, contract and a brochure containing information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if greater, the amount credited under the contract, calculated as of the valuation period that we receive this cancellation notice).

Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution you may make to an IRA (which is generally $2,000/year). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

IRA," which means that you will not be able subsequently to "roll over" the contract funds into another Section 401(a) plan or TDA (although you may be able to transfer the funds to another IRA).

Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

o You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

o    Your rights as owner are non-forfeitable;

o    You cannot sell, assign or pledge the contract, other than to us;

o The annual premium you pay cannot be greater than $2,000 (which does not include any rollover amounts);

o The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70-1/2; and

o Death and annuity payments must meet "minimum distribution requirements" (described below).

Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

o    A 10% "early distribution penalty" (described below);

o Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

o    Failure to take a minimum distribution (also generally described below).

SEPS
SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

o If you participate in a SEP, you generally do not include into income any employer contributions made to the SEP on your behalf up to the lesser of
     (a) $30,000 or (b) 15% of the employee's earned income (not including the employer contribution amount as "earned income" for these purposes;

o SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

o Some SEPs for small employers permit salary deferrals (up to $10,000 in 1999) with the employer making these contributions to the SEP. However, no new "salary reduction" or "SAR-SEPs" can be established after 1996.

You will also be provided the same information, and have the same "free look" period, as you would have if you were purchasing the contract for a standard IRA.

SIMPLE-IRAS

SIMPLE-IRAs are another variation on the standard IRA, available to small employers (under 100 employees, on a "controlled group" basis) that do not offer other tax favored plans. SIMPLE-IRAs are also subject to the same basic IRA requirements with the following exceptions:

o Participants in a SIMPLE-IRA may contribute up to $6,000 (in 1999, indexed), as opposed to the usual $2,000 limit, and employer contributions may also be provided as either a match (up to 3% of your compensation; and

o    SIMPLE-IRAs are not subject to the SEP nondiscrimination rules.


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                      DISCOVERY SELECT(R) VARIABLE ANNUITY

ROTH IRAS

Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

o    Contributions to a Roth IRA cannot be deducted from your gross income;

o "Qualified distributions" (generally, held for 5 years and payable on account of death, disability, attainment of age 59-1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

o If eligible, you may make contributions to a Roth IRA after attaining age 70-1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA (generally, $2,000 less any contributions to a traditional IRA), you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

TDAS

You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $10,000 (1999, indexed). Further, you may roll over TDA amounts to another TDA or an IRA.

A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

o    Your attainment of age 59-1/2;

o    Your severance of employment;

o    Your death;

o    Your total and permanent disability; OR

o Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70-1/2 or retire, whichever is later.

These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).

Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

Additional Tax Features for Tax Favored Plans

MINIMUM DISTRIBUTION OPTION

If you hold the contract under an IRA or other tax favored plan, you can satisfy the IRS minimum


                                       20
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                      DISCOVERY SELECT(R) VARIABLE ANNUITY


distribution requirements described above (generally, distribution after age 70-1/2) under the contract without either annuitizing or "cash surrendering" a portion of the contract. You, as owner of the contract, can select either a "calculation" or "recalculation" method to determine the minimum distribution. We will send you a check for the minimum distribution amount, less any other partial withdrawals that you made during the year. More information on the mechanics of this calculation is available on request.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% penalty tax to the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59-1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

The Code requires a mandatory 20% federal income tax withholding for certain distributions from a TDA or qualified retirement plan, unless the distribution is an eligible rollover contribution that is "directly" rolled into another qualified plan, IRA (including the IRA variations described above) or TDA. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

For all other distributions, you will be withheld at a 10% rate.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are the Expenses Associated with the Discovery Select Contract" starting on page 13. Information about sales representatives and commissions may be found under "Other Information and "Sale of the Contract and Distributor".

In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

9. OTHER INFORMATION

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco


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                      DISCOVERY SELECT(R) VARIABLE ANNUITY

Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York and therefore is subject to the insurance laws and regulations of those states where it is licensed to do business. Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Life Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the State of New Jersey.

Prudential is currently considering reorganizing itself into a publicly traded stock company though a process known as "demutualization." On February 10, 1998, the company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutalize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. This process could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutalize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which has not been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the company's subsidiaries, such as the Pruco Life insurance companies, would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractowners of Prudential's subsidiaries.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the contracts. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, is provided in Part III of this prospectus.

EXPERTS

The financial statements of Pruco Life of New Jersey as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York, 10036.

SALE OF THE CONTRACT AND DISTRIBUTOR

Prudential Investment Management Services LLC ("PIMS"), 751 Broad Street, Newark, New Jersey 07102-3777, acts as the distributor of the contracts. PIMS is a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of

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                      DISCOVERY SELECT(R) VARIABLE ANNUITY

Securities Dealers, Inc. Commissions for the sales of contracts are paid to Prudential representatives and to other independent broker-dealers who sell the contracts. Registered representatives of independent broker-dealers may be paid on a different basis than those affiliated with PIMS. The maximum commission that will be paid to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not be more than 6.0% of the purchase payment.

ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. AN ASSIGNMENT, LIKE ANY OTHER CHANGE IN OWNERSHIP, MAY TRIGGER A TAXABLE EVENT.

If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your financial professional.

FINANCIAL STATEMENTS

The financial statements of the Separate Account associated with Discovery Select are included in the Statement of Additional Information.

YEAR 2000 COMPLIANCE

The services provided to you as a purchaser of Discovery Select depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with Discovery Select could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential as the parent company of Pruco Life of New Jersey organized its Year 2000 efforts around the following three areas:

o    BUSINESS SYSTEMS - Computer programs directly used to support our business;

o INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and

o    BUSINESS PARTNERS - Year 2000 readiness of essential business partners.

BUSINESS SYSTEMS. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently, a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer product and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business, and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is complete. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September, 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Discovery Select. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Discovery Select.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with Discovery Select will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of Discovery Select involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

STATEMENT OF ADDITIONAL INFORMATION
Contents:

      Company
      Experts
      Litigation
      Legal Opinions
      Principal Underwriter
      Determination of Accumulation Unit Values
      Performance Information
      Comparative Performance Information
      Further Information about the Death Benefit
      Financial Information

                                                                      APPENDIX A


                              DISCOVERY SELECT(R) VARIABLE ANNUITY

                                    ACCUMULATION UNIT VALUES
                    THE DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS OF THE
               PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


                                              Accumulation       Accumulation       Number of
                                              Unit Value at     Unit Value at      Accumulation
                                              Beginning of      End of Period         Units
                                                 Period                           Outstanding at
                                                                                    the End of
                                                                                      Period
PRUDENTIAL SERIES FUND
Diversified Bond Portfolio
         1/24/97* to 12/31/97                   $1.05924           $1.13525           4,451,359
         1/1/98 to 12/31/98                     $1.13525           $1.19977          28,376,932

Equity Income Portfolio
         1/24/97* to 12/31/97                   $1.24933           $1.66167           5,978,495
         1/1/98 to 12/31/98                     $1.66167           $1.59960          25,310,440

Equity Portfolio
         1/24/97* to 12/31/97                   $1.23280           $1.48518           9,062,852
         1/1/98 to 12/31/98                     $1.48518           $1.60144          27,877,412

Global Portfolio
         1/24/97* to 12/31/97                   $1.20025           $1.26079           1,544,582
         1/1/98 to 12/31/98                     $1.26079           $1.55516           3,115,243

High Yield Portfolio
         1/24/97* to 12/31/97                   $1.12690           $1.25972           5,397,207
         1/1/98 to 12/31/98                     $1.25972           $1.21296          23,777,679

Money Market Portfolio
         1/24/97* to 12/31/97                   $1.04778           $1.08688           5,366,453
         1/1/98 to 12/31/98                     $1.08688           $1.12985          16,317,010

Prudential Jennison Portfolio
         1/24/97* to 12/31/97                   $1.19836           $1.48006           4,356,135
         1/1/98 to 12/31/98                     $1.48006           $2.00651          19,579,080

Small Capitalization Stock Portfolio
         9/1/98* to 12/31/98                    $1.02621           $1.25353             514,051

Stock Index Portfolio
         1/24/97* to 12/31/97                   $1.18151           $1.48876           8,543,943
         1/1/98 to 12/31/98                     $1.48876           $1.88540          25,485,050

AIM VARIABLE INSURANCE FUND, INC.
AIM VI Growth and Income Fund
         1/24/97* to 12/31/97                   $1.08005           $1.28644           2,414,429
         1/1/98 to 12/31/98                     $1.28644           $1.61976           5,636,579
AIM VI Value Fund
         1/24/97* to 12/31/97                   $1.06636           $1.27997           2,687,877
         1/1/98 to 12/31/98                     $1.27997           $1.67125           6,623,349

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
American Century VP Value Fund
         9/1/98* to 12/31/98                    $1.02098           $1.17305             122,871


* Commencement of Business


                                   DISCOVERY SELECT(R) VARIABLE ANNUITY

                                                    Accumulation       Accumulation       Number of
                                                     Unit Value at     Unit Value at      Accumulation
                                                     Beginning of      End of Period         Units
                                                        Period                           Outstanding at
                                                                                           the End of
                                                                                             Period
JANUS ASPEN SERIES
Growth Portfolio
         1/24/97* to 12/31/97                          $1.04112           $1.22056          2,360,624
         1/1/98 to 12/31/98                            $1.22056           $1.63278          6,145,905
International Growth Portfolio
         1/24/97* to 12/31/97                          $1.07728           $1.23121          3,626,939
         1/1/98 to 12/31/98                            $1.23121           $1.42337          7,490,614

MFS VARIABLE INSURANCE TRUST
Emerging Growth Series
         1/24/97* to 12/31/97                          $0.99843           $1.15186          2,636,905
         1/1/98 to 12/31/98                            $1.15186           $1.52386          8,147,991
Research Series
         1/24/97* to 12/31/97                          $1.05478           $1.21695          2,159,262
         1/1/98 to 12/31/98                            $1.21695           $1.48048          4,582,935

OCC ACCUMULATION TRUST
Managed Portfolio
         1/24/97* to 12/31/97                          $1.08859           $1.26668          7,302,011
         1/1/98 to 12/31/98                            $1.26668           $1.34022         21,770,163
Small Cap Portfolio
         1/24/97* to 12/31/97                          $1.05425           $1.26710          2,630,491
         1/1/98 to 12/31/98                            $1.26710           $1.13668          6,811,750

TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Small Cap Investments Fund - Class 2
         9/1/98* to 12/31/98                           $1.00945           $1.24477            253,350

T. ROWE PRICE
Equity Series - Equity Income Portfolio
         1/24/97* to 12/31/97                          $1.07051           $1.33212          3,846,266
         1/1/98 to 12/31/98                            $1.33212           $1.43277          9,576,908
International Series - International Stock Portfolio
         1/24/97* to 12/31/97                          $1.02164           $1.05690          1,286,791
         1/1/98 to 12/31/98                            $1.05690           $1.20747          2,623,440

WARBURG PINCUS TRUST
Post-Venture Capital Portfolio
         1/24/97* to 12/31/97                          $0.98396           $1.07018            624,929
         1/1/98 to 12/31/98                            $1.07018           $1.12410          1,555,894


* Commencement of Business


                         MARKET-VALUE ADJUSTMENT FORMULA

                         MARKET-VALUE ADJUSTMENT FORMULA

The Market-Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

     1. The number of whole months remaining in the existing interest rate period.

     2.   The guaranteed interest rate.

     3. The interest rate that Pruco Life of New Jersey declares for a duration of one year longer than the number of whole years remaining on the existing cell being withdrawn from.

     Stated as a formula, the Market Value Factor is equal to:

     (M/12) x (R-C), not to exceed +0.40 or be less than -0.40;

     Where,

     M = the number of whole months (not to be less than one) remaining in the interest rate period.

     R = the contract's guaranteed interest rate expressed as a decimal. Thus 6.2% is converted to 0.062.

     C = the interest rate, expressed as a decimal, that Pruco Life of New Jersey declares for a duration equal to the number of whole years remaining in the present interest rate period, plus 1 year as of the date the request for a withdrawal or transfer is received.

     The Market-Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market-Value Adjustment.

     The steps below explain how a Market-Value Adjustment is calculated.

     STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

     STEP 2: Divide the interest rate Pruco Life of New Jersey declares on the date the request for withdrawal or transfer is received for a duration of years equal to the whole number of years determined in Step 1, plus 1 additional year. Subtract this interest rate from the guaranteed interest rate. The result could be negative.

     STEP 3: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

     STEP 4: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market-Value Adjustment. The result is the Market-Value Adjustment.

     STEP 5: The result of Step 4 is added to the interest cell. If the Market-Value Adjustment is positive, the interest cell will go up in value. If the Market-Value Adjustment is negative, the interest cell will go down in value.

     Depending upon when the withdrawal request is made, a withdrawal charge may apply.

     The following example will illustrate the application of a Market-Value Adjustment and the determination of the withdrawal charge. Suppose a contractowner made two invested purchase payments, the first in the amount of $10,000 on December 1, 1995, all of which was allocated to the Equity Subaccount, and the second in the amount of $5,000 on October 1, 1997, all of which was allocated to the MVA Option with a guaranteed interest rate of 8% (0.08) for 7 years. A request for withdrawal of $8,500 is made on February 1, 2000 (the contractowner does not provide any withdrawal instructions). On that date the amount in the Equity Subaccount is equal to $12,000 and the amount in the interest cell with a maturity date of September 30, 2004 is $5,985.23, so that the contract fund on that date is equal to $17,985.23.

     On February 1, 2000, the interest rates declared by Pruco Life of New Jersey for the duration of 5 years (4 whole years remaining until September 30, 2004, plus 1 year) is 11%.

     The following computations would be made:

1. Calculate the contract fund value as of the effective date of the transaction. This would be $17,985.23.

2. Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

                    DATE             PAYMENT          FREE
                    ----             -------          ----
                   12/1/95           $10,000         $1,000
                   12/1/96                           $2,000
                   10/1/97            $5,000         $2,500
                   12/1/97                           $4,000
                   12/1/98                           $5,500
                   12/1/99                           $7,000


     The charge-free amount in the fifth contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth contract year) for a total of $7,000.

3. Since the withdrawal request is in the fifth contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.

          $8,500.00  requested withdrawal amount
          $7,000.00  charge-free
          $1,500.00  additional amount needed to complete withdrawal

     The contract provides that the contract fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must "gross-up" that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.

                 $1,500.00 / (1-.03) =
                 $1,500.00 / 0.97 = $1,546.39 grossed-up amount

     Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.

                        $1,546.39 grossed-up amount
                            x .03 withdrawal charge rate
                          $ 46.39 withdrawal charge

4. The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.08 (8% is the guaranteed rate in the existing cell) minus 0.11 (11% is the interest rate that would be offered for an interest cell with a duration of the remaining whole years plus 1), which is -0.03, multiplied by 4.58333 (55 months remaining until September 30, 2004, divided by 12) or -0.13750. Thus, there will be a negative Market-Value Adjustment of 14% of the amount in the interest cell that is subject to the adjustment.

          -0.13750 x $5,985.23 =     -822.97 negative MVA
                                   $5,985.23 unadjusted value
                                   $5,162.26 adjusted value
                                  $12,000.00 Equity value
                                  $17,162.26 adjusted contract fund

5. The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the contract fund following the Market-Value Adjustments, if any, associated with the MVA option.

          Equity         ($12,000/$17,162.26) x $8,546.39 = $5,975.71
          7-Yr         ($5,162.26/$17,162.26) x $8,546.39 = $2,570.68
               MVA
                                                            $8,546.39

6. The adjusted value of the interest cell, $5,162.26, reduced by the withdrawal of $2,570.68 leaves $2,591.58. This amount must be "unadjusted" by dividing it by 0.86250 (1 plus the Market-Value Adjustment of -0.13750) to determine the amount remaining in the interest cell to which the guaranteed interest rate of 8% will continue to be credited until September 30, 2004 or a subsequent withdrawal. That amount is $3,004.73.

                                           DISCOVERY SELECT(R) VARIABLE ANNUITY

                                    FURTHER INFORMATION ABOUT PRUCO LIFE OF NEW JERSEY


This section provides further information about Pruco Life of New Jersey. Presented first is selected financial data followed by a discussiion of Pruco Life of New Jersey's overall business status. We have also provided a listing of
Pruco Life of New Jersey's officers and directors as well as a complete set of audited financial statements.


SELECTED FINANCIAL DATA




                                                                          Pruco Life Insurance Company of New Jersey
                                                                               For the Years Ended December 31,
                                                                               --------------------------------
                                                                                        (In Thousands)

                                                                 1998           1997          1996           1995          1994
                                                            -------------  ------------- -------------  ------------- -------------
Revenues
 Premiums and other revenue...............................  $      63,347  $      62,773 $      63,963  $      64,457 $      60,091
 Realized investment gains, net...........................          8,446          1,707         1,221          3,592        (8,310)
 Net investment income....................................         47,032         46,324        43,784         43,530        42,357
                                                            -------------  ------------- -------------  ------------- -------------

Total revenues                                                    118,825        110,804       108,968        111,579        94,138

Benefits and expenses
 Current and future benefits and claims...................         47,327         53,371        48,722         47,695        44,939
 Other expenses...........................................         22,105         27,236        12,848         21,881        23,716
                                                            -------------  ------------- -------------  ------------- -------------

Total benefits and expenses...............................         69,432         80,607        61,570         69,576        68,655
                                                            -------------  ------------- -------------  ------------- -------------

Income before income tax provision........................         49,393         30,197        47,398         42,003        25,483

Income tax provision......................................         17,570         10,974        15,611         15,002         9,483
                                                            -------------  ------------- -------------  ------------- -------------

Net income................................................  $      31,823  $      19,223 $      31,787  $      27,001 $      16,000
                                                            =============  ============= =============  ============= =============

Total assets at period end................................  $   2,411,157  $   2,002,432 $   1,695,616  $   1,558,282 $   1,424,886
                                                            =============  ============= =============  ============= =============

Separate Account liabilities..............................  $   1,450,986  $   1,108,994 $     880,065  $     787,566 $     639,928
                                                            =============  ============= =============  ============= =============

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

           MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL POSITION
                           AND RESULTS OF OPERATIONS.

The following analysis should be read in conjunction with the Notes to Financial Statements.

The Company markets individual life insurance, variable life insurance, variable annuities, and fixed annuities through Prudential's sales force in New Jersey and New York.

The Company markets its products in the life insurance and annuity sectors of the insurance industry. These markets are subject to regulatory oversight with particular emphasis placed on company solvency and sales practices. These markets are also subject to increasing competitive pressures as the legal barriers which have historically segregated the markets of the financial services industry are being challenged through both legislative and judicial processes. Regulatory changes have opened the insurance industry to competition from other financial institutions, particularly banks and mutual funds, that are positioned to deliver competing investment products through large, stable distribution channels.

The Company had $2.4 billion in assets at December 31, 1998 compared to $2.0 billion at December 31, 1997, of which $1.5 billion and $1.1 billion were held in Separate Accounts in 1998 and 1997, respectively under variable life insurance policies and variable annuity contracts. The remaining assets consisted primarily of general account investments in bonds, policy loans, and short-term investments.

1. RESULTS OF OPERATIONS

Net income for the year ended December 31, 1998 was $31.8 million, an increase of $12.6 million or 66% from $19.2 million earned in the year ended December 31, 1997. Net income for the year ended December 31, 1996 was $31.8 million.

(a) 1998 versus 1997

Total insurance revenues, consisting of premiums and policy charges and fee income increased $.1 million for the year ended December 31, 1998 to $57.6 million from $57.5 million for the year ended December 31, 1997. This increase in insurance revenues is primarily attributable to an increase in sales of Discovery Select, a variable annuity retirement type product. This has proven to be a successful product of the Company's portfolio since its introduction in January 1997. However, these gains were offset by a decline in the number of traditional life insurance policies in force in 1998 compared to 1997.

The Company's net investment income increased $.7 million for the year ended December 31, 1998 to $47.0 million from $46.3 million for the year ended December 31, 1997. Realized investment gains, net, increased $6.7 million for the year ended December 31, 1998 to $8.4 million from $1.7 million for the year ended December 31, 1997. Please refer to the section below titled "Investment Portfolio and Investment Strategies" for a discussion of investment income and net unrealized investment gains by asset type.

Other income increased $.5 million for the year ended December 31, 1998 to $5.8 million from $5.3 million for the year ended December 31, 1997. The portfolio of mutual fund investments related to the Company's Separate Account products are known as The Prudential Series Fund. The Company receives an allocated portion of investment management fees that Prudential earns from the Prudential Series Fund and records these fees in "Other income."

Policyholders' benefits decreased $5.7 million for the year ended December 31, 1998 to $28.3 million from $34.0 million for the year ended December 31, 1997. This decrease is attributable to a favorable change in reserves due to better than expected mortality experiences.

Interest credited to policyholders' account balances decreased by $.4 million for the year ended December 31, 1998 to $19.0 million from $19.4 million for the year ended December 31, 1997. This decrease is primarily

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

attributable to a decrease in interest crediting rates, partially offset by increased interest credited to policy loans as well as increased fund values due to new sales of Separate Account products.

Other operating costs and expenses decreased $5.1 million for the year ended December 31, 1998 to $22.1 million compared to $27.2 million for the year ended December 31, 1997. This decrease is primarily attributable to refinements in the DAC amortization model leading to comparably lower 1998 expenses. Offsetting this decrease was an increase in sales volume of Discovery Select which resulted in a corresponding increase in expenses. In addition to the increased sales volume, the Parent company's expense allocation methodology changed in 1998, resulting in increased expenses allocated to the Company.

INVESTMENT PORTFOLIO AND INVESTMENT STRATEGIES

The Company's investment portfolio supports its insurance and annuity liabilities and other obligations to customers for which it assumes investment related risks. The portfolio was comprised of total investments amounting to $816.2 million at December 31, 1998, versus $772.1 million at December 31, 1997. A diversified portfolio of publicly traded bonds, private placement investments and short term investments is managed under strategies intended to maintain optimal asset mix consistent with current and anticipated cash flow requirements of the related obligations.

The asset management strategy for the portfolio is set in accordance with an investment policy statement developed and coordinated within the Company by the Portfolio Management Group, agreed to by senior management, and approved by the Board of Directors. In managing the investment portfolio, the long term objective is to generate favorable investment results through asset-liability management, strategic and tactical asset allocation and asset manager selection. Asset mix strategies are constrained by the need to match asset structure to product liabilities, considering the underlying income and return characteristics of investment alternatives and seeking to closely approximate the interest rate sensitivity of the asset portfolio with the estimated interest rate sensitivity of the product liabilities. Asset mix strategies also include maintenance of broad diversification across asset classes, issuers and sectors; effective utilization of capital while maintaining liquidity believed to be adequate to satisfy cash flow requirements; and achievement of competitive performance. The major categories of invested assets, quality across the portfolio, and recent activities to manage the portfolio are discussed below.

FIXED MATURITIES

The fixed maturity portfolio is diversified across maturities, sectors and issuers. The Company has classified all securities as "available for sale". Fixed maturities totaled $622.9 million, an increase of $30.6 million compared to December 31, 1997. The increase is primarily attributable to a higher beginning of year asset base.

                                                                   1998                                      1997
                                                ----------------------------------------  ------------------------------------------
                                                                                 NET                                        NET
                                                 AMORTIZED      ESTIMATED     UNREALIZED    AMORTIZED      ESTIMATED     UNREALIZED
                                                   COST        FAIR VALUE       GAINS         COST        FAIR VALUE       GAINS
                                               -------------  ------------  ------------- -------------  ------------- -------------
                                                                                  (In Thousands)
FIXED MATURITIES - AVAILABLE FOR SALE
Publicly traded............................... $     537,339  $    541,874  $       4,535 $     575,110  $     582,315 $       7,205
Privately traded..............................        80,419        81,116            697         9,999         10,046            47
                                               -------------  ------------  ------------- -------------  ------------- -------------

TOTAL......................................... $     617,758  $    622,990  $       5,232 $     585,109  $     592,361 $       7,252
                                               =============  ============  ============= =============  ============= =============

At December 31, 1998, the net unrealized capital gains on the fixed maturity portfolio totaled $5.2 million compared to $7.3 million at December 31, 1997. The decrease is primarily due to the effect of a higher level of sales activity, offset in part by the effect of lower interest rates.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

At December 31, 1998, the Company's holdings of private placement fixed maturities totaled $81.1 million and constituted 13% of total fixed maturities compared to $10.0 million representing 2% in 1997. These investments generally offer higher yields than comparable quality public market securities, increase the diversification of the portfolio, and contain tighter covenant protection than public securities.

Gross investment income was relatively unchanged from year to year, despite the increase in the average size of the fixed maturity portfolio from 1997 to 1998. Realized gains increased by $4.7 million from 1997 primarily due to the sale of fixed maturities during a period of declining interest rates. The table below presents a summary of investment results from fixed maturity investments.

                                                YEAR ENDED DECEMBER 31,
                                             ------------------------------
                                                1998               1997
                                             -----------        -----------
                                                    (In Thousands)

   Gross investment income.................  $   39,478         $   37,563

   Yield (1)...............................        6.94%              6.97%

   Realized capital gains..................  $    6,360         $    1,707


(1) Yields are determined by dividing gross investment income by the average of quarter-end asset carrying values, excluding unrealized gains and losses, less one-half of gross investment income.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

CREDIT QUALITY

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency:

                                            DECEMBER 31, 1998                                    DECEMBER 31, 1997
                            --------------------------------------------------  ----------------------------------------------------
                              AMORTIZED                 ESTIMATED                  AMORTIZED                   ESTIMATED
  NAIC   STANDARD & POOR'S       COST         %        FAIR VALUE        %            COST           %        FAIR VALUE        %
  ----   ------------------ ------------------------  -------------------------  --------------------------  -----------------------
                                                                         (In Thousands)
   1     AAA to AA-         $     303,209     49.1%  $      306,693      49.2%  $      310,409       53.0%  $      313,746     53.0%
   2     BBB+ to BBB-             286,640     46.4          287,888      46.2          254,084       43.4          257,024     43.4
   3     BB+ to BB-                27,134      4.4           27,692       4.5           20,616        3.6           21,591      3.6
   4     B+ to B-                     704      0.1              638       0.1               --         --               --       --
   5     CCC or lower                  71       --               79        --               --         --               --       --
   6     In or near default            --       --               --        --               --         --               --       --
                            -------------            --------------              -------------              --------------

         TOTAL              $     617,758            $      622,990             $      585,109              $      592,361
                            =============            ==============             ==============              ==============

The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 95% and 96% of the portfolio at December 31, 1998 and 1997, respectively, based on fair value.

The Company continually reviews fixed maturities and identifies potential problem assets which require additional monitoring. The Company defines "problem" fixed maturities as those for which principal and/or interest payments are in default. The Company defines "potential problem" fixed maturities as assets which are believed to present default risk associated with future debt service obligations and therefore require more active management. Management has identified no fixed maturity investments as problem or potential problem asset at December 31, 1998 and 1997.

PORTFOLIO DIVERSITY

The fixed maturity portfolio is broadly diversified by type and industry of issuer. The greatest industry concentrations within the public portfolio were finance, manufacturing, and utilities. While the greatest concentration within the private portfolio was asset backed securities. The total portfolio is summarized below by issuer category:

                                                                         DECEMBER 31, 1998                  DECEMBER 31, 1997
                                                                   -------------------------------    ------------------------------
                                                                    AMORTIZED         ESTIMATED        AMORTIZED         ESTIMATED
                                                                       COST           FAIR VALUE          COST           FAIR VALUE
                                                                   ------------      ------------     ------------      ------------
                                                                                            (In Thousands)
United States government securities
    and obligations............................................... $     51,663      $     51,605     $     42,885      $     43,222
Mortgage backed securities........................................        1,507             1,505            2,039             2,036
Asset backed securities (1).......................................       78,396            79,075            5,076             5,070
Manufacturing ....................................................       95,713            96,369           92,805            94,041
Utilities.........................................................      101,287           102,487           87,416            88,996
Retail and wholesale..............................................        9,992             9,834                0                 0
Finance...........................................................      120,084           121,470          221,624           223,900
Services..........................................................       78,586            78,727           54,075            54,494
Transportation....................................................       49,695            50,331           40,856            41,717
Other.............................................................       30,835            31,587           38,333            38,885
                                                                   ------------      ------------     ------------      ------------
TOTAL............................................................. $    617,758      $    622,990     $    585,109      $    592,361
                                                                   ============      ============     ============      ============

(1) The asset backed securities are primarily backed by credit card receivables, home equity loans, trade receivables and auto loans.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

SHORT-TERM INVESTMENTS

Short-term investments include highly liquid debt instruments such as commercial paper and are purchased with an original maturity of twelve months or less. These securities are carried at amortized cost, which approximates fair value. As of December 31, 1998, the Company's short-term investments totaled $53.8 million versus $52.5 million at December 31, 1997. While assets and income are relatively unchanged, the short-term yield decreased 210 basis points primarily due to lower average interest rates in 1998 compared to 1997. The table below presents summary data with respect to the Company's short-term investment positions:

                                                 YEAR ENDED DECEMBER 31,
                                              ------------------------------
                                                 1998               1997
                                              -----------        -----------
                                                     (In Thousands)

    Carrying amount at end of period........  $   53,761         $   52,464

    Net investment income...................  $    3,502         $    3,023

    Yield (1)...............................        5.38%              7.48%


(1) Yields are determined by dividing net investment income by the average of quarter-end asset carrying values, less one-half of net investment income.

(b) 1997 versus 1996

Total insurance revenues, consisting of premiums and policy charges and fee income, decreased $2.4 million for the year ended December 31, 1997 to $57.5 million from $59.9 million for the year ended December 31, 1996. This decrease in insurance revenues is primarily attributable to a decrease of $2.2 million in policy charges and fee income. This is a result of an aging book of business along with an increased emphasis in the domestic market place on retirement type products rather than life insurance protection products.

The Company's net investment income increased $2.5 million for the year ended December 31, 1997 to $46.3 million from $43.8 million for the year ended December 31, 1996. Increase in cash flows from insurance operations and average assets as well as the asset mix strategies, produced favorable investment results in 1997. Fixed maturity income increased in 1997 due to higher investment returns as a result of a shift to higher yielding securities. Income from short-term investments increased because of higher fixed maturity assets available to lend to third parties as part of the Company's securities lending program.

Other income increased $1.3 million for the year ended December 31, 1997 to $5.3 million from $4.0 million for the year ended December 31, 1996. This increase is due a higher level of advisory fees attributable to the Discovery Preferred and Discovery Select Separate Account products.

Policyholders' benefits increased $5.3 million for the year ended December 31, 1997 to $34.0 million from $28.7 million for the year ended December 31, 1996. This increase is attributable to an increase in mortality costs associated with the aging book of business.

Other operating costs and expenses increased $14.4 million for the year ended December 31, 1997 to $27.2 million compared to $12.8 million for the year ended December 31, 1996. The increase reflects factors including the refinement of estimated gross profit margins used to amortize deferred policy acquisition costs (DAC). Favorable mortality experience and reduction in cost of insurance charges contributed to a change in net amortization. Also, increased operating costs resulted from higher sales activity of Discovery Select and Discovery Preferred annuity products, and technological advancements made in annuity processing, customer service, and product development.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

2. LIQUIDITY AND CAPITAL RESOURCES

The Company's liquidity requirements include the payment of sales commissions and other underwriting expenses and the funding of its contractual obligations for the life insurance and annuity contracts it has in-force. The Company has developed and utilizes a cash flow projection system and regularly performs asset/liability duration matching in the management of its asset and liability portfolios. The Company anticipates funding all its cash requirements utilizing cash from operations, normal investment maturities and anticipated calls and repayments or through short term lending from its affiliate Prudential Funding Corporation (see Item 13 Certain Relationships and Related Transactions). As of December 31, 1998, the Company's assets included $567.5 million of cash, short-term investments and investment grade publicly traded fixed maturity securities that could be liquidated if funds were required.

In order to continue to market life insurance and annuity products, the Company must meet or exceed the statutory capital and surplus requirements of the insurance departments of the states in which it conducts business. Statutory accounting practices differ from generally accepted accounting principles ("GAAP") in two major respects. First, under statutory accounting practices, the acquisition costs of new business are charged to expense, while under GAAP they are initially deferred and amortized over a period of time. Second, under statutory accounting practices, the required additions to statutory reserves for new business in some cases may initially exceed the statutory revenues attributable to such business. These practices result in a reduction of statutory income and surplus at the time of recording new business.

Insurance companies are subject to Risk-Based Capital (RBC) guidelines, monitored by insurance regulatory authorities, that measure the ratio of the Company's statutory equity with certain adjustments ("Adjusted Capital") to its required capital, based on the risk characteristics of its insurance liabilities and investments. Required capital is determined by statutory formulae that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest rate risks, and general business risks. The RBC calculations are intended to assist regulators in measuring the adequacy of the Company's statutory capitalization.

The Company considers RBC implications in its asset/liability management strategies. Each year, the Company conducts a thorough review of the adequacy of statutory insurance reserves and other actuarial liabilities. The review is performed to ensure that the Company's statutory reserves are computed in accordance with accepted actuarial standards, reflect all contractual obligations, meet the requirements of state laws and regulations and include adequate provisions for any other actuarial liabilities that need to be established. All significant reserve changes are reviewed by the Board of Directors and are subject to approval by the New Jersey Department of Banking and Insurance. The Company believes that its statutory capital is adequate for its currently anticipated levels of risk as measured by regulatory guidelines.

The National Association of Insurance Commissioners recently approved a series of codified statutory accounting standards for consideration by the various state regulators. Certain of the proposed standards, if adopted by insurance regulatory authorities, could have an impact on the measurement of statutory capital which, in turn, could affect RBC ratios of insurance companies. If adopted, implementation could commence with 1999 statutory financial statements. At the present time, the Company cannot estimate the potential impact of these proposed standards on its RBC position.

3. REGULATORY ENVIRONMENT

The Company is subject to the laws of the State of New Jersey as governing insurance companies and to the regulations of the New Jersey Department of Banking and Insurance (the "Insurance Department"). A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Department each year covering the Company's operations for the preceding year and its financial position as of the end of that year. Regulation by the Insurance Department includes periodic examination to verify the accuracy of contract

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

liabilities and reserves. The Company's books and accounts are subject to review by the Insurance Department at all times.

A full examination of the Company's operations is conducted periodically by the Insurance Department and under the auspices of the NAIC.

The Company is subject to regulation under the insurance laws of all jurisdictions in which it operates. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. The Company is required to file the Annual Statement with supervisory agencies in each of the jurisdictions in which it does business, and its operations and accounts are subject to examination by these agencies at regular intervals.

The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formula for determining adequate levels of capital and surplus. Insurance companies are required to calculate their risk-based capital in accordance with this formula and to include the results in their Annual Statement. It is anticipated that these standards will have no significant effect upon the Company.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Certain insurance products of the Company are subject to various federal securities laws and regulations. In addition, current and proposed federal measures which may significantly affect the insurance business include regulation of insurance company solvency, employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

4. THE YEAR 2000 ISSUE

Pruco Life of New Jersey utilizes many of the same business applications, infrastructure and business partners as Prudential. Prudential has addressed the Year 2000 issue on an enterprise-wide basis. Therefore, it is not possible to differentiate Pruco Life of New Jersey's Year 2000 issue from that of Prudential. The accompanying discussion of the Year 2000 issue reflects steps taken by Prudential to mitigate the Year 2000 risks.

Many computer systems are programmed to recognize only the last two digits in a date. As a result, any computer system that has date-sensitive programming may recognize a date using "00" as the year 1900 rather than the year 2000. This problem can affect non-information technology systems that include embedded technology, such as microprocessors included in "infrastructure" equipment used for telecommunications and other services as well as computer systems. If this anomaly is not corrected, the year "00" could cause systems to perform date comparisons and calculations incorrectly, which could in turn affect the accuracy and compromise the integrity of business records. Business operations could be interrupted when companies are unable to process transactions, send invoices, or engage in similar normal business activities.

Prudential established a Company-wide Program Office (CPO) to develop and coordinate an operating framework for the Year 2000 compliance activities. Prudential's CPO structured the Year 2000 program into three major components:
Business Applications, Infrastructure and Business Partners. The CPO also established quality assurance procedures including a certification process to monitor and evaluate enterprise-wide progress of each component of Prudential's program for conversion and upgrading of systems for Year 2000 compliance.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

BUSINESS APPLICATIONS

The scope of the Business Applications component includes a wide range of computer systems that directly support Prudential's business operations and accounting systems. The entire application portfolio was analyzed in 1996 to determine appropriate Year 2000 readiness strategies (i.e., renovate, replace or retire). Rigorous testing standards have been employed for all applications that will not be retired, including those that are newly developed or purchased. Application replacement and renovation projects follow a similar path toward Year 2000 compliance. The key project phases include Year 2000 analysis and design, programming activities, testing, and implementation. Replacement projects are also tracked until the existing applications are removed from production.

Of Prudential's total application portfolio, approximately 70% of the applications are being renovated, 13% are being replaced by Year 2000 compliant systems, and the remaining 17% are being retired from production. At December 31, 1998, the percentage of business applications (based on application count) at Prudential in the implementation phase for Year 2000 compliance for renovation, replacement and retirement are 99%, 96% and 99%, respectively. The overall completion date for Business Applications is June 1999.

INFRASTRUCTURE

The scope of Prudential's Year 2000 Infrastructure initiatives include mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment, buildings and facilities systems, personal computers, and vendor hardware and software.

Although there are minor differences among these various components, the approach to Year 2000 readiness for Infrastructure generally involves phases identified as inventory, assessment, remediation activities (e.g., upgrading hardware or software), testing and implementation. The overall completion date for Infrastructure is June 1999.

BUSINESS PARTNERS

Prudential's approach to business partner readiness includes classification of each partner's status as "highly critical" or "less critical" and the development of contingency plans to address the potential that a business partner could experience a Year 2000 failure. Approximately 30% of Prudential's business partners have been identified as highly critical and the remaining 70% as less critical. Project phases include inventory, risk assessment, and contingency planning activities. All project phases for highly critical business partner readiness were achieved in December 1998; Prudential has an overall completion date for less critical business partner readiness of June 1999.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from operating cash flows. Some of the expenses of Prudential's Year 2000 readiness are allocated across its various businesses and subsidiaries, including Pruco Life of New Jersey. Expenses related to the Year 2000 initiatives allocated to Pruco Life of New Jersey are part of systems overhead costs to date and are included in Pruco Life of New Jersey's general and administrative expenses. The Year 2000 costs allocated to Pruco Life of New Jersey to date are not material to its operations and financial position. Moreover, the forecasted allocated Year 2000 costs are not expected to have a material impact on Pruco Life of New Jersey's ability to meet its contractual commitments.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

The major portion of the Prudential's transactions are of such volume that they can only be effectively processed through the use of automated systems. Therefore, substantially all of Prudential's contingency plans include the ultimate resolution of any causative technology failures that may be encountered.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. While management expects a small number of the projects may not meet their targeted completion date, it is anticipated that these projects will be completed by September 1999 so that any delays, if experienced, would not have a significant impact on the timing of the project as a whole. During the course of the Year 2000 program, some discretionary technology projects have been delayed in favor of the completion of Year 2000 projects. However, this impact has been minimized by Prudential's strategic decision to outsource most of the Year 2000 renovation work.

While Prudential and its subsidiaries believe that they are well positioned to mitigate its Year 2000 issue, this issue, by its nature, contains inherent uncertainties, including the uncertainty of Year 2000 readiness of third parties. Consequently, the Company is unable to determine at this time whether the consequences of Year 2000 failures will have a material adverse effect on the Company's results of operations, liquidity or financial position. In the worst case, it is possible that any technology failure, including an internal or external Year 2000 failure, could have a material impact on the Company's results of operations, liquidity, or financial position.

Prudential is enhancing existing business contingency plans to mitigate Year 2000 risk. Current contingency plans include planned responses to the failure of specific business applications or infrastructure components. These responses are being reviewed and expected to be finalized by June 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. The plans are also being updated to reduce the level of uncertainty about the Year 2000 problem including readiness of Prudential's business partners.

The discussion of the Year 2000 Issue herein, and in particular Prudential's plans to remediate this issue and the estimated costs thereof, are forward-looking in nature. See cautionary statement below relating to forward-looking statements.

5. EFFECTIVE NEW ACCOUNTING PRONOUNCEMENTS

Refer to Note 2, "Summary of Significant Accounting Policies," of the Notes to Financial Statements.

6. INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Certain of the statements contained in Management's Discussion and Analysis may be considered forward-looking statements. Words such as "expects," "believes," "anticipates," "intends," "plans," or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based upon management's current expectations and beliefs concerning future developments and their potential effects upon the Company. There can be no assurance that future developments affecting the Company will be those anticipated by management. There are certain important factors that could cause actual results to differ materially from estimates or expectations reflected in such forward-looking statements including without limitation, changes in general economic conditions, including the performance of financial markets and interest rates; market acceptance of new products and distribution channels; competitive, regulatory or tax changes that affect the cost or demand for the Company's products; and adverse litigation results. While the Company reassesses material trends and uncertainties affecting its financial position and results of operations, it does not intend to review or revise any particular forward-looking statement referenced in this Management's Discussion and Analysis in light of future events. The information referred to above should be considered by readers when reviewing any forward-looking statements contained in this Management's Discussion and Analysis.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

           QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

As an indirect subsidiary of Prudential, the Company benefits from the risk management strategies implemented by its parent.

Risk management includes the identification and measurement of various forms of risk, establishment of acceptable risk thresholds, and creation of processes intended to maintain risks within these thresholds while maximizing returns. Prudential considers risk management an integral part of its core businesses.

The risks inherent in the Company's operations include market risk, product risk, credit risk, concentration risk, liquidity risk, and operating risk. These risk categories, and the Company's strategies relative to each, are discussed below.

The Company's risk monitoring processes include preparation and review of risk reports on a regular basis, with frequency based on the purpose of the report. For example, reports associated with specific strategies or assets are produced daily, while portfolio level reports are typically semi-monthly or monthly and high level reports are produced quarterly.

MARKET RISK is the risk of change in the value of financial instruments as a result of changes in interest rates, currency exchange rates, equity and commodity prices. To varying degrees, the investment activities supporting all of the Company's products and services generate market risks. These products and services include life insurance and annuities. Market risks incurred and the strategies for managing these risks vary by product.

Insurance products and annuities, incur market risk primarily in the form of interest rate risk. This is controlled through asset/liability management strategies that seek to match the interest rate sensitivity of the assets to that of the underlying liabilities, with the objective of insulating the portfolio's underlying capital from market value changes due to interest rate movements. If perfectly matched, interest rate movements will generate asset market value changes that offset changes in the value of the liabilities relating to the underlying insurance products.

For fee-based products, including variable contracts and separate accounts, investment risk is borne primarily by the contractholders rather than the Company (subject to any minimum guarantees). The greatest market-related risk to the Company for these products is the indirect one that, in the event of sub-par performance, asset based fee revenues could decline and that competitive factors could impede the Company's ability to maintain or grow assets under management. However, since this is primarily an operating risk it is not quantified as part of the Company's analysis of market risk.

The Company's exposure to market risk results from "other than trading" activities in its insurance businesses. Market risks in the Company's insurance business are managed through an investment process that incorporates asset/liability management techniques and other risk management policies and limits. Derivatives, as discussed further below, are used for hedging purposes in the asset/liability management process.

INSURANCE ASSET/LIABILITY MANAGEMENT

Interest rate and equity exposures are maintained within established ranges, which are subject to adjustment based on market conditions and the design of related insurance products sold to customers. Risk managers, independent of portfolio and asset managers, establish investment risk limits on asset/liability management and oversee ongoing efforts to manage risk within policy constraints.

The Company uses duration and convexity analyses to measure price sensitivity to interest rate changes. Duration measures the relative sensitivity of the fair value of a financial instrument to changes in interest rates. Convexity measures the rate of change of duration with respect to changes in yield, recognizing that the price of a bond is usually expected to fall at a slower rate as yield increases.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

While duration and convexity are useful indicators of asset price sensitivity to interest rate changes, pricing models used in the portfolio management process also consider the effects of optionality. This entails a variety of option pricing model applications.

The Company also performs portfolio stress testing as part of its regulatory cash flow testing in which interest-sensitive assumptions (such as asset calls and prepayments and insurance product contract persistency) are evaluated under various severe interest rate environments. Any shortfalls revealed by cash flow testing are evaluated to determine whether there is a need to increase reserves or adjust portfolio management strategies.

INTEREST RATE RELATED MARKET RISK ON ASSETS

Assets with interest rate risk include fixed maturities and policy loans which, in the aggregate, comprise 85% of the Company's invested assets (excluding assets held in Separate Accounts) as of December 31, 1998.

INTEREST RATE Related MARKET RISK ON LIABILITIES

In addition to insurance reserves, which are not measured by the sensitivity analysis below, the Company has policyholder account balances relating to interest-sensitive life and annuity contracts through which it is exposed to interest rate risk.

INTEREST RATE SENSITIVITY

Interest rate sensitivity for the indicated classes of financial assets and financial liabilities is assessed using hypothetical test scenarios which assume both upward and downward 100 basis point parallel shifts in the yield curve from prevailing interest rates at December 31, 1998. The following table summarizes the potential loss in fair value associated with a hypothetical 100 basis point upward parallel shift in the yield curve from prevailing interest rates at December 31, 1998. This scenario results in the greatest net exposure to interest rate risk of the hypothetical scenarios tested. The test scenario is for illustrative purposes only and is not intended to reflect management's expectations regarding future interest rates or performance of fixed income markets.

In addition, this presentation includes only assets, liabilities and derivatives required by the Rules and does not include $90 million of insurance liabilities. Management includes the interest rate sensitivities implicit in these insurance liabilities in its internal measurements and believes these insurance liabilities substantially offset the interest rate risk summarized in the following table.

                                                                                         DECEMBER 31, 1998
                                                               ---------------------------------------------------------------------
                                                                                       FAIR VALUE AFTER + 100       HYPOTHETICAL
                                                                        FAIR              BASIS POINT YIELD           CHANGE IN
                                                                       VALUE               CURVE SHIFT (1)           FAIR VALUE
                                                               ----------------------- ------------------------ --------------------
                                                                                          (In Millions)
FINANCIAL ASSETS AND LIABILITIES WITH
INTEREST RATE RISK:
Financial Assets:
  Fixed maturities:
    Available for sale ......................................           623                     601                      (22)
    Policy loans ............................................           147                     138                       (9)
Financial Liabilities:
Policyholders' account balances .............................          (415)                   (418)                      (3)
                                                                                                                 -----------
Total estimated potential loss ..............................                                                            (34)
                                                                                                                 ===========

The estimated changes in fair values of financial assets shown above relate to assets invested in support of the Company's insurance liabilities, and do not include assets associated with products for which investment risk is borne primarily by the contractholders rather than the Company.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

PRODUCT RISK is the risk of adverse results due to deviation of experience from expected levels reflected in pricing. The Company, in its insurance and annuity operations, sells traditional and interest sensitive individual insurance products and annuity products. Products are priced to reflect the expected levels of risk and to allow a margin for adverse deviation. The level of margin varies with product design and pricing strategy with respect to the targeted market. The Company seeks to maintain underwriting standards so that premium charged is consistent with risk assumed on an overall basis. Additionally, most of the Company's policies and contracts allow the Company to adjust credits (via interest crediting rates) and/or charges (in contracts where elements such as mortality and expense charges are not guaranteed), allowing the Company to respond to changes in actuarial experience. The competitive environment is also an important element in determining pricing elements including premiums, crediting rates and non-guaranteed charges.

Mortality risks, generally inherent in the Company's products, are incorporated in pricing based on the Company's experience (if available and relevant) and/or industry experience. Mortality studies are performed periodically to compare the actual incidence of death claims in relation to business in force, to levels assumed in pricing and to industry experience. Persistency risk represents the risk that the pattern of policy surrenders will deviate from assumed levels so that policies do not remain in force long enough to allow the Company to recover its acquisition costs. Certain products are designed, by use of surrender charges and other features, to discourage early surrenders and thus mitigate this risk to the Company. Periodic studies are performed to compare actual surrender experience to pricing assumptions and industry experience.

For fee-based products in which investment risk is borne by the client, the Company retains the risk that fees charged may not adequately cover administrative expenses. The ability to earn a spread between these fees and the associated costs is dependent upon the competitive environment, product performance, the ability to attract clients and assets, and the Company's control of expense levels.

CREDIT RISK is the risk that counterparties or issuers may default or fail to fully honor contractual obligations and is inherent in investment portfolio asset positions including corporate bonds and mortgages, private placements and other lending-type products, certain derivative transactions, and various investment operations functions.

Limits of exposure by counterparty, country and industry are in place at the portfolio level, and counterparty concentration risk is also reviewed at the enterprise level. Credit concentration risks are limited based on credit quality, and enterprise-level concentrations are reviewed on a quarterly basis. Business group credit analysis units evaluate creditworthiness of counterparties and assign internal credit ratings based on data from independent rating agencies and their own fundamental analysis. Additionally, stress tests and sensitivity analysis are utilized to estimate the exposure to credit losses from unusual events.

LIQUIDITY RISK is the risk that the Company will be unable to liquidate positions at a reasonable price in order to meet cash flow requirements under various scenarios. As indicated above, the Company's asset/liability management strategies seek to maintain asset positions that are consistent with the expected cash flow demands associated with its liabilities under various possible situations. Liquidity policies are formally managed at the enterprise level, using various comparisons of asset liquidity to potential liability outflows. The Company believes that the comparison of its general account net liquidity to individual policy net cash surrender value is key to the periodic evaluation of its ability to meet policyholder claim requirements, and stress tests are utilized to measure the expected liquidity situation under hypothetical unusual events. The Company believes that its liquidity position is more than adequate to meet the expected cash flow demands associated with its liabilities under reasonably possible stress situations.

OPERATING RISK is the risk of potential loss from internal or external events such as mismanagement, fraud, systems breakdowns, business interruption, or failure to satisfy legal or fiduciary responsibilities. All financial institutions, including the Company, are exposed to the risk of unauthorized activities by employees that are contrary to the internal controls designed to manage such risks. Legal risk may arise from inadequate control

                      DISCOVERY SELECT(R) VARIABLE ANNUITY


over contract documentation, marketing processes, or other operations. Internal controls responsive to regulatory, legal, credit, asset stewardship and other concerns are established at the business unit level for specific lines of business and at the enterprise level for company-wide processes. Controls are monitored by business unit management, internal and external auditors, and by an enterprise level Management Internal Control unit, and in certain instances, are subject to regulatory review.

Following recent revelations and negative publicity surrounding the issue of sales practices, the Company has implemented a strategy to emphasize ethical conduct in the recruitment and training of agents and in the sales process. Prudential has also strengthened controls including the establishment of a client acquisition program, in conjunction with the underwriting process, intended to ascertain the appropriateness of insurance coverages sold and mitigate the risk of inappropriate policy replacement activity.

Another aspect of operating risk relates to the Company's ability to conduct transactions electronically and to gather, process, and disseminate information and maintain data integrity and uninterrupted operations given the possibility of unexpected or unusual events. The Company is implementing a business continuation initiative to address these concerns. Considerations relative to the potential impact of the Year 2000 on computer operations, infrastructural support, and other matters are discussed above.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.


                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR. CHAIRMAN AND DIRECTOR--Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance since 1997; 1995 to 1997: President, Prudential Select; 1993 to 1995: Chief Operating Officer, Prudential Select. Age 47.

WILLIAM M. BETHKE, DIRECTOR--Chief Investment Officer since 1997; 1992 to 1997:
President, Prudential Capital Markets Group. Age 52.

IRA J. KLEINMAN, DIRECTOR--Executive Vice President, International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; 1993 to 1995: President, Prudential Select. Age 52.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR--Vice President and Actuary, Prudential Individual Insurance Group since 1996; 1993 to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services. Age 48.

I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR--Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; 1994 to 1995: Chief Executive Officer, Prudential International Insurance. Age 56.


                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER--Vice President and Treasurer of Prudential since 1995; 1993 to 1995: Managing Director and Assistant Treasurer of Prudential. Age 42.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT--Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996: Vice President, Credit Card Division, Chase Manhattan Bank; prior to 1995: Chase Manhattan Bank. Age 56.

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER AND SECRETARY--Chief Counsel, Variable Products, Law Department of Prudential since 1995; 1994 to 1995: Associate General Counsel with Paine Webber. Age 39.

FRANK P. MARINO, SENIOR VICE PRESIDENT--Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services. Age 54.

EDWARD A. MINOGUE, SENIOR VICE PRESIDENT--Vice President, Annuity Services, Prudential Investments since 1997; prior to 1997: Director, Merrill Lynch. Age 56.

IMANTS SAKSONS, SENIOR VICE PRESIDENT--Vice President, Compliance, Prudential Individual Financial Services since 1998; prior to 1998, Vice President, Market Conduct, U.S. Operations, Manulife Financial. Age 48.

DENNIS G. SULLIVAN, VICE PRESIDENT, & CHIEF ACCOUNTING OFFICER--Vice President and Deputy Controller, Prudential, since 1998; 1997 to 1998, Vice President and Controller, Contifinancial Corporation. Prior to 1997, Director, Saloman Brothers. Age 43.

SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY--Vice President and Associate Actuary, Prudential. Age 43.

The business address of all directors and officers of Pruco Life of New Jersey
(PLNJ) is 213 Washington Street, Newark, New Jersey 07102-2992. PLNJ directors and officers are elected annually.

                      DISCOVERY SELECT(R) VARIABLE ANNUITY

                             EXECUTIVE COMPENSATION

The following table shows the 1998 annual compensation, paid by Prudential, and allocated based on time devoted to the duties as an executive of the Company for services provided to the Company:

NAME AND PRINCIPAL                                               OTHER ANNUAL
    POSITION             YEAR        SALARY         BONUS        COMPENSATION
------------------       ----       --------       -------       ------------

Esther H. Milnes         1998       $ 6,231        $ 7,894           $ 0
President                1997         5,598          6,419             0
                         1996         5,417          3,641             0

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY




Pruco Life Insurance Company of New Jersey

Statements of Financial Position
December 31, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                                   1998             1997
                                                                                ----------       ----------
ASSETS
Fixed maturities
   Available for sale, at fair value (amortized cost, 1998: $617,758; and
   1997: $585,109)                                                              $  622,990       $  592,361
Policy loans                                                                       139,443          127,306
Short-term investments                                                              53,761           52,464
                                                                                ----------       ----------
        Total investments                                                          816,194          772,131
Cash                                                                                    45                3
Deferred policy acquisition costs                                                  113,923          101,625
Accrued investment income                                                           12,209           14,075
Other assets                                                                        15,379            4,037
Separate Account assets                                                          1,453,407        1,110,561
                                                                                ----------       ----------
TOTAL ASSETS                                                                    $2,411,157       $2,002,432
                                                                                ==========       ==========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                 $  413,848       $  402,601
Future policy benefits and other policyholder liabilities                           90,530           85,220
Cash collateral for loaned securities                                               34,424           33,663
Securities sold under agreements to repurchase                                      27,210               --
Income taxes payable                                                                 1,610           12,963
Net deferred income tax liability                                                   23,715           22,188
Payable to affiliate                                                                 3,492            4,307
Other liabilities                                                                   19,489           17,103
Separate Account liabilities                                                     1,450,986        1,108,994
                                                                                ----------       ----------
Total liabilities                                                                2,065,304        1,687,039
Contingencies - (See Note 10)                                                   ----------       ----------
Stockholder's Equity
Common stock, $5 par value;
      400,000 shares, authorized;
      issued and outstanding at
      December 31, 1998 and 1997                                                     2,000            2,000
Paid-in-capital                                                                    125,000          125,000
Retained earnings                                                                  217,260          185,437
Accumulated other comprehensive income                                               1,593            2,956
                                                                                ----------       ----------
Total stockholder's equity                                                         345,853          315,393
                                                                                ----------       ----------
TOTAL LIABILITIES AND
    STOCKHOLDER'S EQUITY                                                        $2,411,157       $2,002,432
                                                                                ==========       ==========


                                      See Notes to Financial Statements


Pruco Life Insurance Company of New Jersey

Statements of Operations
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                1998             1997             1996
                                                              ---------        ---------        ---------
REVENUES

Premiums                                                      $   1,345        $   1,105        $   1,345
Policy charges and fee income                                    56,247           56,382           58,571
Net investment income                                            47,032           46,324           43,784
Realized investment gains, net                                    8,446            1,707            1,221
Other income                                                      5,755            5,286            4,047
                                                              ---------        ---------        ---------

Total revenues                                                  118,825          110,804          108,968
                                                              ---------        ---------        ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                          28,342           33,999           28,653
Interest credited to policyholders' account balances             18,985           19,372           20,069
General, administrative and other expenses                       22,105           27,236           12,848
                                                              ---------        ---------        ---------

Total benefits and expenses                                      69,432           80,607           61,570
                                                              ---------        ---------        ---------

Income from operations before income taxes                       49,393           30,197           47,398
                                                              ---------        ---------        ---------

Income taxes
Current                                                          15,309           13,279           12,682
Deferred                                                          2,261           (2,305)           2,929
                                                              ---------        ---------        ---------

Total income taxes                                               17,570           10,974           15,611
                                                              ---------        ---------        ---------

NET INCOME                                                    $  31,823        $  19,223        $  31,787
                                                              =========        =========        =========

Net unrealized investment gains (losses) on securities,
net of reclassification adjustment                               (1,363)             924           (4,556)
                                                              ---------        ---------        ---------

TOTAL COMPREHENSIVE INCOME                                    $  30,460        $  20,147        $  27,231
                                                              =========        =========        =========


                                      See Notes to Financial Statements


Pruco Life Insurance Company of New Jersey

Statements of Changes in Stockholder's Equity
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------


                                                                                      Accumulated
                                                                                         other            Total
                                         Common          Paid-in-       Retained     comprehensive     stockholder's
                                          stock          capital        earnings         income           equity
                                        ---------       ---------       ---------       ---------        ---------
Balance, January 1, 1996                $   2,000       $ 125,000       $ 134,427       $   6,588        $ 268,015

   Net income                                  --              --          31,787              --           31,787
   Change in net unrealized
      investment gains, net of
      reclassification adjustment              --              --              --          (4,556)          (4,556)
                                        ---------       ---------       ---------       ---------        ---------
Balance, December 31, 1996                  2,000         125,000         166,214           2,032          295,246

   Net income                                  --              --          19,223              --           19,223
   Change in net unrealized
      investment gains, net of
      reclassification adjustment              --              --              --             924              924

                                        ---------       ---------       ---------       ---------        ---------
Balance, December 31, 1997                  2,000         125,000         185,437           2,956          315,393

   Net income                                  --              --          31,823              --           31,823
   Change in net unrealized
      investment gains, net of
      reclassification adjustment              --              --              --          (1,363)          (1,363)
                                        ---------       ---------       ---------       ---------        ---------
Balance, December 31, 1998              $   2,000       $ 125,000       $ 217,260       $   1,593        $ 345,853
                                        =========       =========       =========       =========        =========

                                         See Notes to Financial Statements


Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                             1998               1997               1996
                                                                          -----------        -----------        -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                             $    31,823        $    19,223        $    31,787
   Adjustments to reconcile net income to net cash (used in)
   provided by operating activities:
      Policy charges and fee income                                           (10,871)            (7,841)            (9,963)
      Interest credited to policyholders' account balances                     18,985             19,372             20,069
      Realized investment gains, net                                           (8,446)            (1,707)            (1,221)
      Amortization and other non-cash items                                     2,491             (1,046)            10,065
      Change in:
        Future policy benefits and other policyholders' liabilities             5,310              8,981              7,461
        Accrued investment income                                               1,866             (1,167)            (1,329)
        Policy loans                                                          (12,137)           (13,388)           (15,724)
        Separate Accounts                                                        (854)             1,629             (1,335)
        Payable to affiliates                                                    (815)            (1,752)             4,300
        Deferred policy acquisition costs                                     (12,298)             5,340            (10,934)
        Income taxes payable                                                  (11,353)            10,993              1,970
        Deferred income tax liability                                           1,527             (1,987)               366
        Other, net                                                             (8,955)             2,812              4,669
                                                                          -----------        -----------        -----------
Cash Flows (Used in) From Operating Activities                                 (3,727)            39,462             40,181
                                                                          -----------        -----------        -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
        Available for sale                                                  1,001,096            645,355            901,775
   Payments for the purchase of:
      Fixed maturities:
        Available for sale                                                 (1,029,988)          (679,709)          (956,483)
   Cash collateral for loaned securities, net                                     761             33,663                 --
   Securities sold under agreements to repurchase, net                         27,210                 --                 --
   Short term investments, net                                                 (1,297)           (35,461)            28,306
                                                                          -----------        -----------        -----------
Cash Flows Used in Investing Activities                                        (2,218)           (36,152)           (26,402)
                                                                          -----------        -----------        -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
      Deposits                                                                300,536            134,020             16,754
      Withdrawals                                                            (294,549)          (141,255)           (26,605)
                                                                          -----------        -----------        -----------
Cash Flows From (Used in) Financing Activities                                  5,987             (7,235)            (9,851)
                                                                          -----------        -----------        -----------
Net increase (decrease) in Cash                                                    42             (3,925)             3,928
Cash, beginning of year                                                             3              3,928                 --
                                                                          -----------        -----------        -----------
CASH, END OF PERIOD                                                       $        45        $         3        $     3,928
                                                                          ===========        ===========        ===========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                                         $    27,083        $     1,896        $    11,673
                                                                          ===========        ===========        ===========


                                              See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1.   BUSINESS

Pruco Life Insurance Company of New Jersey (the Company) is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, variable annuities, and fixed annuities (the Contracts) only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance  Company (Pruco
Life), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Pruco Life intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Pruco Life is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual annuities. There are approximately 1,620 stock, mutual and other types of insurers in the life insurance business in the United States.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements include the accounts of the Company, a stock life insurance company. The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP").

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale" including the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."

Policy loans are carried at unpaid principal balances.

Short-term investments, consists primarily of highly liquid debt instruments purchased with an original maturity of twelve months or less and are carried at amortized cost, which approximates fair value.

Realized investment gains, net, are computed using the specific identification method. Costs of fixed maturity are adjusted for impairments considered to be other than temporary.

Cash

Cash  includes  cash  on  hand,   amounts  due  from  banks,  and  money  market
instruments.

Deferred Policy Acquisition Costs

The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

Securities loaned

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the statements of financial position. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase

Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored and additional collateral is requested, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are
short-term  in  nature  (usually  30  days  or  less).   Securities  loaned  are
collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities

Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life of New Jersey Modified Guaranteed Annuity Account. The Pruco Life of New Jersey Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life of New Jersey Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition

Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Amounts received as payment for interest sensitive life, investment contracts and variable annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income." Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Other Income

Other income consists primarily of asset management fees which are received by the Company from Prudential for services Prudential provides to the Prudential Series Fund, an underlying investment option of the Separate Accounts.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company are futures and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to hedge market risk from changes in interest rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the operating activities section in the Statements of Cash Flows.

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain transactions, including repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of SFAS 125 did not have a material impact on the Company's results of operations, financial position and liquidity.

On January 1, 1999,  the Company  adopted the  American  Institute  of Certified
Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 is not expected to have a material effect on the Company's financial position or results of operations.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other items not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this statement by the first quarter of 2000 and is currently assessing the effect of the new standard.

In  October,  1998,  the AICPA  issued  Statement  of  Position  98-7,  "Deposit
Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentations.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.   INVESTMENTS


Fixed Maturities

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                           1998
                                                  -----------------------------------------------------
                                                                  Gross          Gross        Estimated
                                                 Amortized      Unrealized      Unrealized      Fair
                                                    Cost          Gains          Losses         Value
                                                  --------       --------       --------       --------
                                                                    (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
U.S. government corporations and agencies         $ 51,663       $    260       $    318       $ 51,605

Foreign government bonds                            34,744            887            236         35,395

Corporate Securities                               531,351          7,273          2,634        535,990
                                                  --------       --------       --------       --------

Total fixed maturities available for sale         $617,758       $  8,420       $  3,188       $622,990
                                                  ========       ========       ========       ========

                                                                           1997
                                                  -----------------------------------------------------
                                                                  Gross          Gross        Estimated
                                                 Amortized      Unrealized      Unrealized      Fair
                                                    Cost          Gains          Losses         Value
                                                  --------       --------       --------       --------
                                                                    (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
U.S. government corporations and agencies         $ 42,885       $    340       $      3       $ 43,222

Foreign government bonds                            38,332            551             --         38,883

Corporate securities                               503,892          6,545            181        510,256
                                                  --------       --------       --------       --------

Total fixed maturities available for sale         $585,109       $  7,436       $    184       $592,361
                                                  ========       ========       ========       ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.   INVESTMENTS (continued)


The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1998, are shown below:


                                                          Available for Sale
                                                     ---------------------------
                                                     Amortized        Estimated
                                                       Cost           Fair Value
                                                     --------         ----------
                                                           (In Thousands)

Due in one year or less                              $ 13,645           $ 13,767

Due after one year through five years                 269,252            271,525


Due after five years through ten years                255,280            257,992


Due after ten years                                    79,581             79,706
                                                     --------           --------

Total                                                $617,758           $622,990
                                                     ========           ========

Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1998, 1997, and 1996 were $990.7 million, $635.4 million and $854.8 million, respectively. Gross gains of $8.8 million, $2.9 million, and $3.9 million and gross losses of $1.8 million, $1.2 million, and $3.8 million were realized on those sales during 1998, 1997, and 1996, respectively. Proceeds from maturities of fixed maturities available for sale during 1998, 1997, and 1996 were $10.4 million, $10.0 million, and $47.0 million, respectively.

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $.6 million for 1998. There were no impairments of fixed maturities for the years 1997 and 1996.

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency as of December 31, 1998:

                                               Available for Sale
                                         -------------------------------
                                         Amortized            Estimated
                                           Cost               Fair Value
                                         ---------            ----------
       NAIC     Standard & Poor's                  (In Thousands)

         1      AAA to AA-               $ 303,209            $ 306,693

         2      BBB+ to BBB-               286,640              287,888

         3      BB+ to BB-                  27,134               27,692

         4      B+ to B-                       704                  638

         5      CCC or lower                    71                   79

         6      In or near default              --                   --
                                         ---------            ---------

                Total                    $ 617,758            $ 622,990
                                         =========            =========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)


The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 95% and 96% of the portfolio at December 31, 1998 and 1997, respectively, based on fair value. As of both of those dates, no fixed maturities in the portfolio were rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed subject to default in the near-term.

The Company continually reviews fixed maturities and identifies potential problem assets which require additional monitoring. The Company defines "problem" fixed maturities as those for which principal and/or interest payments are in default. The Company defines "potential problem" fixed maturities as assets which are believed to present default risk associated with future debt service obligations and therefore require more active management. No problem or potential problem fixed maturities were identified in 1998 or 1997.

Special Deposits

Fixed   maturities   of  $.5  million  at  both  December  31,  1998  and  1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                              1998            1997            1996
                                            --------        --------        --------
                                                         (In Thousands)
Fixed maturities - available for sale       $ 39,478        $ 37,563        $ 36,193
Policy loans                                   7,350           6,596           5,761
Short-term investments                         3,502           3,023           2,504
Other                                           (842)            333              28
                                            --------        --------        --------
Gross investment income                       49,488          47,515          44,486
Less investment expenses                      (2,456)         (1,191)           (702)
                                            --------        --------        --------
Net investment income                       $ 47,032        $ 46,324        $ 43,784
                                            ========        ========        ========


Realized investment gains, net, including charges for other than temporary reductions in value, for the years ended December 31, were as follows:

                                       1998            1997            1996
                                     --------        --------        --------
                                                  (In Thousands)

Realized investment gains            $ 17,957        $  2,898        $  5,232
Realized investment losses             (9,511)         (1,191)         (4,011)
                                     --------        --------        --------

Realized investment gains, net       $  8,446        $  1,707        $  1,221
                                     ========        ========        ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3.   INVESTMENTS (continued)

Net Unrealized Investment Gains

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of accumulated other comprehensive income. Changes in these amounts include adjustments to avoid double-counting in comprehensive income, items that are included as part of net income for a period that also have been part of other comprehensive income in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                   1998           1997           1996
                                                                                  -------        -------        -------
                                                                                              (In Thousands)
Net unrealized investment gains, beginning of year                                $ 2,956        $ 2,032        $ 6,588
Changes in net unrealized investment gains attributable to:
  Investments:
   Net unrealized investment gains on investments arising during the period         3,227          3,228         (6,403)
   Reclassification adjustment for gains included in net income                     4,539          1,109            860
                                                                                  -------        -------        -------
   Change in net unrealized investment gains, net of adjustments                   (1,312)         2,119         (7,263)
Impact of net unrealized investment gains on:
   Future policy benefits                                                              57            216           (776)
   Deferred policy acquisition costs                                                 (108)        (1,411)         3,483
                                                                                  -------        -------        -------
Change in net unrealized investment gains                                          (1,363)           924         (4,556)
                                                                                  -------        -------        -------
Net unrealized investment gains, end of year                                      $ 1,593        $ 2,956        $ 2,032
                                                                                  =======        =======        =======

Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $1.7 million, $1.7 million and $(3.6) million for the years ended December 31, 1998, 1997, and 1996, respectively.

Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997, and 1996 are net of income tax expense of $(2.4) million, $(.6) million and $(.5) million, respectively.

The future policy benefits reported in the above table are net of income tax expense (benefit) of $.03 million, $0, and $(.4) million for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $(.06) million, $(.8) million and $2.0 million, respectively.

4.   POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:


                                                    1998                  1997
                                                   -------               -------
                                                           (In Thousands)

Life insurance                                     $85,523               $80,464
Annuities                                            5,007                 4,756
                                                   -------               -------
                                                   $90,530               $85,220
                                                   =======               =======

Life insurance liabilities include reserves for death and endowment policy benefits. Annuity liabilities include reserves for immediate annuities.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

4.   POLICYHOLDERS' LIABILITIES (continued)

The following table highlights the key assumptions generally utilized in calculating these reserves:

        Product                   Mortality                Interest Rate              Estimation Method
----------------------     -----------------------     ----------------------    ---------------------------
Life insurance             Generally rates                  2.5% to 7.5%         Net level premium based
                           guaranteed in                                         on non-forfeiture
                           calculating                                           interest rate
                           cash surrender values

Individual immediate       1983 Individual Annuity         6.25% to 8.75%        Present value of
annuities                  Mortality Table with                                  expected future payment
                           certain modifications                                 based on historical experience

Policyholders' account balances at December 31, are as follows:

                                                        1998              1997
                                                      --------          --------
                                                            (In Thousands)

Individual annuities                                  $148,327          $145,120
Interest-sensitive life contracts                      265,521           257,481
                                                      --------          --------
                                                      $413,848          $402,601
                                                      ========          ========


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

           Product                          Interest Rate                 Withdrawal / Surrender Charges
           -------                          -------------                 ------------------------------
Interest sensitive life contracts            4.0% to 5.4%               Various up to 10 years

Individual annuities                         3.0% to 5.6%               0% to 8% for up to 8 years

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

5.   REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Statement of Operations for the year ended December 31 are below.

                                             1998          1997           1996
                                           -------        -------        -------
                                                      (In Thousands)
Direct Premiums                            $ 1,373        $ 1,117        $ 1,345
  Reinsurance ceded-affiliated                 (28)           (12)            --
                                           -------        -------        -------
Premiums                                   $ 1,345        $ 1,105        $ 1,345
                                           =======        =======        =======
Policyholders' benefits ceded              $    15        $    14        $    13
                                           =======        =======        =======
Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:

                                                           1998             1997
                                                           ----             ----
                                                               (In Thousands)

Life insurance - affiliated                                 $31              $30
                                                            ---              ---
                                                            $31              $30
                                                            ===              ===

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6.   INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                          1998           1997            1996
                                        --------       --------        --------
                                                   (In Thousands)
Current tax expense (benefit):
U.S.                                    $ 14,786       $ 12,880        $ 13,589
State and local                              523            399            (907)
                                        --------       --------        --------
Total                                     15,309         13,279          12,682
                                        --------       --------        --------

Deferred tax expense (benefit):
U.S.                                       2,198         (2,305)          2,848
State and local                               63             --              81
                                        --------       --------        --------
Total                                      2,261         (2,305)          2,929
                                        --------       --------        --------

Total income tax expense                $ 17,570       $ 10,974        $ 15,611
                                        ========       ========        ========


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                          1998            1997           1996
                                        --------        --------       --------
                                                     (In Thousands)

Expected federal income tax expense     $ 17,288        $ 10,569       $ 16,589
State and local income taxes                 381             259           (537)
Other                                        (99)            146           (441)
                                        --------        --------       --------
Total income tax expense                $ 17,570        $ 10,974       $ 15,611
                                        ========        ========       ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                          1998            1997
                                                         -------         -------
                                                             (In Thousands)
Deferred income tax assets:
Insurance reserves                                       $10,016         $ 6,907
Other                                                         --              --
                                                         -------         -------
Deferred tax assets                                      $10,016         $ 6,907
                                                         -------         -------

Deferred income tax liabilities:
Deferred acquisition costs                                28,509          24,725
Net investment gains                                       2,847           4,284
Other                                                      2,375              86
                                                         -------         -------
Deferred tax liabilities                                  33,731          29,095
                                                         -------         -------

Net deferred federal tax liability                       $23,715         $22,188
                                                         =======         =======

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6.   INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7.   EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.

                                                                1998            1997             1996
                                                              --------        --------        --------
                                                                             (In Thousands)
Statutory net income                                          $ 18,704        $ 18,306        $ 24,774

Adjustments to reconcile to net income on a GAAP basis:
Deferred acquisition costs                                      12,464          (3,170)          5,656
Deferred premium                                                   534             198             221
Insurance liabilities                                             (808)          2,324           4,784
Deferred taxes                                                  (2,261)          2,305          (2,929)
Valuation of investments                                         3,794            (143)           (765)
Other, net                                                        (604)           (597)             46
                                                              --------        --------        --------
GAAP net income                                               $ 31,823        $ 19,223        $ 31,787
                                                              ========        ========        ========


                                                             1998            1997
                                                          ---------        ---------
                                                                 (In Thousands)
Statutory surplus                                         $ 252,530        $ 235,958

Adjustments to reconcile to equity on a GAAP basis:
Valuation of investments                                     20,799           18,540
Deferred acquisition costs                                  113,923          101,625
Deferred premium                                             (1,473)          (2,007)
Insurance liabilities                                       (18,141)         (19,120)
Deferred taxes                                              (23,715)         (22,188)
Other, net                                                    1,930            2,585
                                                          ---------        ---------
GAAP stockholder's equity                                 $ 345,853        $ 315,393
                                                          =========        =========


8.   FAIR VALUE OF FINANCIAL INSTRUMENTS


The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities

Estimated fair values for fixed maturities are based on quoted market prices or estimates from independent pricing services.

Policy loans

Estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


Policyholders' account balances

Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for transactions with similar terms. The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:

                                                      1998                              1997
                                           ---------------------------       ---------------------------
                                           Carrying         Estimated         Carrying         Estimated
                                             Value          Fair Value         Value          Fair Value
                                           ----------       ----------       ----------       ----------
                                                                     (In Thousands)
Financial Assets:
Fixed maturities available  for sale       $  622,990       $  622,990       $  592,361       $  592,361
Policy loans                                  139,443          146,504          127,306          126,262
Short-term investments                         53,761           53,761           52,464           52,464
Cash                                               45               45                3                3
Separate Accounts assets                    1,453,407        1,453,407        1,110,561        1,110,561

Financial Liabilities:
Policyholders'
    account balances                       $  413,848       $  414,602       $  402,601       $  401,267
Cash collateral for loaned
    securities                                 61,634           61,634           33,663           33,663
Separate Accounts liabilities               1,450,986        1,450,986        1,108,994        1,108,994
Derivatives                                        --               --               83               83


9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures

The Company uses exchange-traded Treasury futures to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either generate new or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

For futures that meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The fair value of futures contracts was immaterial at December 31, 1998 and 1997.

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

10.  CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

11.  DIVIDENDS

The Company is subject to New Jersey law which requires any shareholder dividend or distribution must be filed with the New Jersey Commissioner of Insurance. Cash dividends may only be paid out of surplus derived from realized net profits.

12.  RELATED PARTY TRANSACTIONS

Service Agreements

Prudential and Pruco Life of New Jersey operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential. The net cost of these services allocated to the Company were $23.5 million, $16.2 million, and $12.2 million for the years ended December 31, 1998, 1997, and 1996, respectively. These costs are treated in a manner consistent with the Company's policy on deferred acquisition costs.

Prudential and Pruco Life of New Jersey have an agreement with respect to administrative services for the Prudential Series Fund. The Company invests in the various portfolios of the Series Fund through the Separate Accounts. Under this agreement, Prudential pays compensation to Pruco Life of New Jersey in the amount equal to a portion of the gross investment advisory fees paid by the Prudential Series Fund. The Company received from Prudential its allocable shares of such compensation in the amount of $5.6 million, $5.0 million, and $3.5 million during 1998, 1997, and 1996 respectively, recorded in "Other income."

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

12.  RELATED PARTY TRANSACTIONS (continued)

Reinsurance

The Company currently has a reinsurance agreement in place with Prudential (the reinsurer). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1998, 1997, and 1996.

Debt Agreements

In July 1998, the Company established a revolving line of credit facility with Prudential Funding Corporation, a wholly-owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1998.

                        Report of Independent Accountants
                        ---------------------------------



To the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of financial position and the related statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1999
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS


The DISCOVERY SELECT(R) Annuity Contract* (the "contract") is an individual variable annuity contract issued by the Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The contract is purchased by making an initial purchase payment of $10,000 or more; subsequent payments must be $1,000 or more.

This statement of additional information is not a prospectus and should be read in conjunction with the Discovery Select prospectus, dated May 1, 1999. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 14215, New Brunswick, New Jersey 08906, or by telephoning (888) PRU-2888.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
COMPANY.......................................................................2
EXPERTS.......................................................................2
LITIGATION....................................................................2
LEGAL OPINIONS................................................................2
PRINCIPAL UNDERWRITER.........................................................2
DETERMINATION OF SUBACCOUNT UNIT VALUES.......................................2
PERFORMANCE INFORMATION.......................................................3
COMPARATIVE PERFORMANCE INFORMATION...........................................5
FURTHER INFORMATION ABOUT THE DEATH BENEFIT...................................5
FINANCIAL INFORMATION.........................................................A1


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY     PRUDENTIAL ANNUITY SERVICE CENTER
          213 WASHINGTON STREET                          P.O. BOX 14215
      NEWARK, NEW JERSEY 07102-2992             NEW BRUNSWICK, NEW JERSEY 08906
                                                   TELEPHONE: (888) PRU-2888




* DISCOVERY SELECT is a service mark of Prudential.
  Catalog No. 40M261Y

                                     COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual life insurance company founded in 1875 under the laws of the State of New Jersey.

                                     EXPERTS

The financial statements of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 1998 and for the year ended December 31, 1998 and for the period January 24, 1997 through December 31, 1997 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York, 10036.

                                   LITIGATION

Several actions have been brought against Pruco Life of New Jersey alleging that Pruco Life of New Jersey and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life of New Jersey for losses, if any resulting from such litigation. No other significant litigation is being brought against Pruco Life of New Jersey that would have a material effect on its financial position.

                                 LEGAL OPINIONS

Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contracts.

                              PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC ("PIMS"),a subsidiary of Prudential offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiariy(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 1998, 1997 and 1996, the aggregate dollar amount of underwriting commissions paid to and the amounts retained by PIMS were $5,105, $0 and $0 respectively. during 1998, 1997 and 1996 PIMS paid $5,105, $0 and $0 respectively to cover individual representatives' commissions and other distribution expenses.

Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is a compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                    DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each "valuation period" as defined in the prospectus (also referred to in this section as "business day"). On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.4% annual charge for administrative expenses and mortality and expense risks. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT and CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

                             PERFORMANCE INFORMATION

The tables that follow provide performance information for each subaccount through December 31, 1998. The performance information is based on historical experience and does not indicate or represent future performance.

AVERAGE ANNUAL TOTAL RETURN

The DISCOVERY SELECT Annuity is a relatively new contract. The returns shown below were calculated using historical investment returns of the Funds. All fees, expenses and charges associated with the DISCOVERY SELECT Annuity and the Funds have been reflected in these returns, as if the Contract had existed from the inception date of each Funds' portfolios.

Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1998 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.

                                     TABLE 1
                           AVERAGE ANNUAL TOTAL RETURN

                                                                                                                         FROM DATE
                                                                                          FIVE               TEN         PORTFOLIO
                                                                       ONE YEAR           YEARS             YEARS       ESTABLISHED
       FUND                                            DATE              ENDED            ENDED             ENDED         THROUGH
     PORTFOLIO                                      ESTABLISHED        12/31/98         12/31/98          12/31/98       12/31/98
     ---------                                      -----------        --------         --------          --------       --------
The Prudential Series Fund
     Diversified Bond Portfolio                        6/83              0.81%            5.57%             8.27%          7.94%
     High Yield Bond Portfolio                         2/87             -8.36%            5.52%             8.70%          6.72%
     Stock Index Portfolio                            10/87             21.77%           21.84%            18.57%         17.14%
     Equity Income Fund                                2/88             -8.38%           13.17%            14.49%         13.27%
     Equity Portfolio                                  6/83              2.95%           15.10%            16.74%         13.59%
     Prudential Jennison Portfolio                     5/95             30.69%             N/A               N/A          27.19%
     Global Portfolio                                  9/88             18.48%           10.31%            10.16%          9.87%

AIM Variable Insurance Funds, Inc.
     AIM V.I. Growth and Income Fund                   5/94             21.03%             N/A               N/A          20.56%
     AIM V.I. Value Fund                               6/93             25.69%           19.89%              N/A          19.85%

Janus Aspen Series
     Growth Portfolio                                  9/93             28.90%           19.60%              N/A          19.06%
     International Growth Portfolio                    5/94             10.73%             N/A               N/A          16.95%

MFS Variable Insurance Trust
     Emerging Growth Series                            7/95             27.42%             N/A               N/A          24.29%
     Research Series                                   7/95             16.78%             N/A               N/A          20.22%

OCC Accumulation Trust (Note 2)
     Managed Portfolio                                 8/88              0.76%           17.41%            18.16%         17.39%
     Small Cap Portfolio                               8/88            -14.55%            6.77%            11.78%         11.29%

T. Rowe Price Equity Series, Inc.
     Equity Income Portfolio                           3/94              1.93%             N/A               N/A          18.39%

T. Rowe Price International Series, Inc.
     International Stock Portfolio                     3/94              9.37%             N/A               N/A           7.79%

Warburg Pincus Trust
     Post-Venture Capital Portfolio                    9/96              0.17%             N/A               N/A           4.90%

---------------

Note 1: This table assumes deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.

Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.

The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)(n)=ERV. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; "n" is the number of years; and ERV is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum withdrawal charge that may be applicable to a particular period.

NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the Contract owner annuitizes at the end of the period. This table assumes no deferred sales charges.

                                     TABLE 2
               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                                                         FROM DATE
                                                                                          FIVE               TEN         PORTFOLIO
                                                                       ONE YEAR           YEARS             YEARS       ESTABLISHED
       FUND                                            DATE              ENDED            ENDED             ENDED         THROUGH
     PORTFOLIO                                      ESTABLISHED        12/31/98         12/31/98          12/31/98       12/31/98
     ---------                                      -----------        --------         --------          --------       --------
The Prudential Series Fund
     Diversified Bond Portfolio                      6/83              5.61%            5.70%             8.27%          7.94%
     High Yield Bond Portfolio                       2/87             -3.79%            5.65%             8.70%          6.72%
     Stock Index Portfolio                          10/87             26.57%           21.92%            18.57%         17.14%
     Equity Income Fund                              2/88             -3.81%           13.27%            14.49%         13.27%
     Equity Portfolio                                6/83              7.75%           15.19%            16.74%         13.59%
     Prudential Jennison Portfolio                   5/95             35.49%             N/A               N/A          27.59%
     Global Portfolio                                9/88             23.28%           10.42%            10.16%          9.87%

AIM Variable Insurance Funds, Inc.
     AIM V.I. Growth and Income Fund                 5/94             25.83%             N/A               N/A          20.76%
     AIM V.I. Value Fund                             6/93             30.49%           19.96%              N/A          19.92%

Janus Aspen Series
     Growth Portfolio                                9/93             33.70%           19.68%              N/A          19.15%
     International Growth Portfolio                  5/94             15.53%             N/A               N/A          17.16%

MFS Variable Insurance Trust
     Emerging Growth Series                          7/95             32.22%             N/A               N/A          24.76%
     Research Series                                 7/95             21.58%             N/A               N/A          20.74%

OCC Accumulation Trust (Note 2)
     Managed Portfolio                               8/88              5.56%           17.49%            18.16%         17.39%
     Small Cap Portfolio                             8/88            -10.37%            6.89%            11.78%         11.29%

T. Rowe Price Equity Series, Inc.
     Equity Income Portfolio                         3/94              6.73%             N/A               N/A          18.59%

T. Rowe Price International Series, Inc.
     International Stock Portfolio                   3/94             14.17%             N/A               N/A           8.07%

Warburg Pincus Trust
     Post-Venture Capital Portfolio                  9/96              4.97%             N/A               N/A           6.56%

---------------
Note 1: This table assumes no deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.

Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.

Table 3 shows the cumulative total return for the portfolios, assuming no withdrawal. This table assumes no deferred sales charges.

                                                      TABLE 3
                                  CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                                       FROM DATE
                                                                          FIVE            TEN          PORTFOLIO
                                                         ONE YEAR        YEARS           YEARS        ESTABLISHED
       FUND                                   DATE        ENDED          ENDED           ENDED          THROUGH
    PORTFOLIO                              ESTABLISHED   12/31/98       12/31/98        12/31/98        12/31/98
    ---------                              -----------   --------       --------        --------      -----------
The Prudential Series Fund
    Diversified Bond Portfolio                 6/83        5.61%         31.93%         121.40%         228.48%
    High Yield Bond Portfolio                  2/87       -3.79%         31.60%         130.21%         116.10%
    Stock Index Portfolio                     10/87       26.57%        169.35%         449.16%         487.98%
    Equity Income Fund                         2/88       -3.81%         86.44%         287.12%         287.16%
    Equity Portfolio                           6/83       12.00%         15.58%          13.52%          13.37%
    Prudential Jennison Portfolio              5/95       35.49%           N/A             N/A          144.49%
    Global Portfolio                           9/88       13.16%         11.04%            N/A            8.89%
AIM Variable Insurance Funds, Inc.
    AIM V.I. Growth and Income Fund            5/94       25.83%           N/A             N/A          141.06%
    AIM V.I. Value Fund                        6/93       30.49%        148.46%            N/A          175.74%
Janus Aspen Series
    Growth Portfolio                           9/93       33.70%        145.50%            N/A          152.98%
    International Growth Portfolio             5/94       15.53%           N/A             N/A          109.38%
MFS Variable Insurance Trust
    Emerging Growth Series                     7/95       32.22%           N/A             N/A          114.01%
    Research Series                            7/95       21.58%           N/A             N/A           91.17%
OCC Accumulation Trust (Note 2)
    Managed Portfolio                          8/88        5.56%        123.92%         430.67%         430.90%
    Small Cap Portfolio                        8/88      -10.37%         39.56%         204.49%         204.62%
T. Rowe Price Equity Series, Inc.
    Equity Income Portfolio                    3/94        6.73%           N/A             N/A          124.85%
T. Rowe Price International Series, Inc.
    International Stock Portfolio              3/94       14.17%           N/A             N/A           44.64%
Warburg Pincus Trust
    Post-Venture Capital Portfolio             9/96        4.97%           N/A             N/A           15.37%


----------
Note 1: This table assumes no deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.

Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the DISCOVERY SELECT Annuity and the Series Fund have been reflected.

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1998 were 3.30% and 3.35%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1.25% charge for mortality and expense risks and the 0.15% charge for administration. It does not reflect the withdrawal charge.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield--([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                       COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                   FURTHER INFORMATION ABOUT THE DEATH BENEFIT

Early in 1998, Pruco Life of New Jersey began to offer an enhanced death benefit under the contract. For contracts issued after the new death benefit became available in a particular state, the new death benefit is contained in an endorsement that is issued with the contract. Existing contractowners are also being given the option to elect the new death benefit or retain the death benefit currently available under their contracts. For existing contractowners electing the new death benefit, the endorsement describing the new death benefit will be issued after the contract and should be attached to and kept with the contract. As used here, the term "endorsement date" describes both the date on which the contract is issued with the endorsement for contracts purchased after the new death benefit is available and the date on which the endorsement is issued for existing contractowners so electing. The new death benefit provisions are described below.

If the sole or last surviving annuitant dies prior to the annuity date, Pruco Life of New Jersey will, upon receipt of all of the information necessary to make the payment (including due proof of death and election of a payment option), pay a death benefit to the beneficiary designated by the contractowner.

IF THE SOLE OR OLDER ANNUITANT IS UNDER AGE 80 when the death benefit endorsement is issued, the death benefit on or prior to the contract anniversary coinciding with or next following his or her 80th birthday will equal the greater of, the contract fund value or the guaranteed minimum death benefit, as of the date of due proof of death. The guaranteed minimum death benefit is calculated daily and is equal to the highest annual contract fund value ("step-up").

Step-Up

Prior to the first contract anniversary, the step-up is the initial invested purchase payment increased by additional invested purchase payments and proportionally reduced by the effect of withdrawals. The step-up for each subsequent contract anniversary will be reset to the greater of the contract fund value as of that contract anniversary and the prior step-up. Between contract anniversaries, the step-up will be increased by invested purchase payments and proportionally reduced by effect of withdrawals.

After the contract anniversary coinciding with or following the Annuitant's 80th birthday, the death benefit will equal the greater of the contract fund value as of the date of due proof of death or the guaranteed minimum death benefit as of the contract anniversary coinciding with or next following his or her 80th birthday, increased by additional invested purchase payments and proportionally reduced by the effect of withdrawals since such contract anniversary.

IF THE SOLE OR OLDER ANNUITANT IS AGE 80 OR OVER on the endorsement date, the death benefit will equal the greater of the contract fund value as of the date of due proof of death or the total invested purchase payments (initial and additional) proportionally reduced by the effect of withdrawals.

Upon issuance of the endorsement, you may not change an annuitant or co-annuitant. You may add or remove an annuitant or co-annuitant only with our prior approval.

If the contract was issued prior to the endorsement date, the following rules apply: (1) the initial value of the step-up is the total invested purchase payments (initial and additional), less total withdrawals (including any applicable charges) as of the issuance of the endorsement; (2) the words, "Prior to the first contract anniversary", as used in the description of the step-up, means prior to the first contract anniversary following the issuance of the endorsement.

Contracts issued prior to the endorsement date WHOSE OWNERS DO NOT ELECT TO ATTACH THE ENDORSEMENT TO THEIR CONTRACTS and contracts issued in states in which the endorsement is not available will continue to have the death benefit calculated as originally offered, as follows: The death benefit will equal the greatest of: (1) the contract fund as of the date of due proof of death; or (2) the sum of all invested purchase payments made less total withdrawals made (including withdrawal charges); or (3) the greatest of the contract fund values calculated on every third contract anniversary reduced by all subsequent withdrawals and withdrawal charges.

The death benefit is payable on the death of the sole or last surviving annuitant, not the contractowner.

The beneficiary may receive this amount in a lump sum or under a payout option. Unless the beneficiary has been irrevocably designated, you may change the beneficiary at any time. If the annuitant dies after he or she has begun to receive annuity payments, the death benefit, if any, will be determined by the type(s) of payout provisions then in effect.

If the annuitant was the sole owner of the contract, the annuitant's spouse was the sole beneficiary, and the spouse had an unrestricted right to receive the death benefit in a lump sum, then the spouse has the right to continue the contract as annuitant and owner.

                           FINANCIAL STATEMENTS OF THE
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1998

                                                                                   SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                 PRUDENTIAL       PRUDENTIAL        PRUDENTIAL       PRUDENTIAL      PRUDENTIAL
                                                MONEY MARKET    DIVERSIFIED BOND  HIGH YIELD BOND   STOCK INDEX    EQUITY INCOME
                                                  PORTFOLIO       PORTFOLIO          PORTFOLIO       PORTFOLIO        PORTFOLIO
                                               -------------   ----------------- ----------------   -----------    ----------------
ASSETS
Investments in The Prudential Series Fund, Inc.
  Portfolios and non-Prudential administered
  funds, at net asset value [Note 3] ......... $    18,435,774  $    34,045,791  $      28,841,374  $ 48,057,625   $    40,486,580
                                               ---------------  ---------------  -----------------  ------------   ---------------
Net Assets ................................... $    18,435,774  $    34,045,791  $      28,841,374  $ 48,057,625   $    40,486,580
                                               ===============  ===============  =================  ============   ===============

NET ASSETS, representing:
  Equity of contract owners .................. $    18,435,774  $    34,045,791  $      28,841,374  $ 48,057,625   $    40,486,580
                                               ---------------  ---------------  -----------------  ------------   ---------------
                                               $    18,435,774  $    34,045,791  $      28,841,374  $ 48,057,625   $    40,486,580
                                               ===============  ===============  =================  ============   ===============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A1


                                                 SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                           JANUS ASPEN
  PRUDENTIAL        PRUDENTIAL        PRUDENTIAL        AIM V.I.                         JANUS ASPEN      INTERNATIONAL
    EQUITY           JENNISON           GLOBAL         GROWTH AND        AIM V.I.           GROWTH            GROWTH
  PORTFOLIO          PORTFOLIO         PORTFOLIO       INCOME FUND      VALUE FUND        PORTFOLIO         PORTFOLIO
---------------  ------------------  --------------  ---------------- ---------------  ----------------- -----------------

 $  44,644,003   $      39,285,619   $   4,844,702   $     9,129,905   $  11,069,271   $     10,034,910   $    10,661,915
 -------------   -----------------   -------------   ---------------   -------------   ----------------   ---------------
 $  44,644,003   $      39,285,619   $   4,844,702   $     9,129,905   $  11,069,271   $     10,034,910   $    10,661,915
 =============   =================   =============   ===============   =============   ================   ===============


 $  44,644,003   $      39,285,619   $   4,844,702   $     9,129,905   $  11,069,271   $     10,034,910   $    10,661,915
 -------------   -----------------   -------------   ---------------   -------------   ----------------   ---------------
 $  44,644,003   $      39,285,619   $   4,844,702   $     9,129,905   $  11,069,271   $     10,034,910   $    10,661,915
 =============   =================   =============   ===============   =============   ================   ===============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A2

                           FINANCIAL STATEMENTS OF THE
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1998

                                                                                   SUBACCOUNTS
                                               -------------------------------------------------------------------------------------
                                                                                        OCC               OCC
                                                                                   ACCUMULATION      ACCUMULATION    T. ROWE PRICE
                                                MFS EMERGING         MFS           TRUST MANAGED    TRUST SMALL CAP  EQUITY INCOME
                                                GROWTH SERIES   RESEARCH SERIES      PORTFOLIO         PORTFOLIO       PORTFOLIO
                                               --------------------------------- ------------------ --------------------------------
ASSETS
Investments in The Prudential Series Fund, Inc.
  Portfolios and non-Prudential administered
  funds, at net asset value [Note 3] ......... $    12,416,397  $     6,784,944  $      29,176,808  $  7,742,780   $    13,721,549
                                               ---------------  ---------------  -----------------  ------------   ---------------
Net Assets ................................... $    12,416,397  $     6,784,944  $      29,176,808  $  7,742,780   $    13,721,549
                                               ===============  ===============  =================  ============   ===============
NET ASSETS, representing:
  Equity of contract owners .................. $    12,416,397  $     6,784,944  $      29,176,808  $  7,742,780   $    13,721,549
                                               ---------------  ---------------  -----------------  ------------   ---------------
                                               $    12,416,397  $     6,784,944  $      29,176,808  $  7,742,780   $    13,721,549
                                               ===============  ===============  =================  ============   ===============



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A3




                                 SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------
 T. ROWE PRICE      WARBURG PINCUS         PRUDENTIAL                          FRANKLIN
 INTERNATIONAL       POST-VENTURE     SMALL CAPITALIZATION    AMERICAN         SMALL CAP
     STOCK             CAPITAL               STOCK           CENTURY VP         GROWTH
   PORTFOLIO          PORTFOLIO           PORTFOLIO            VALUE             FUND
----------------  ------------------- ------------------- ---------------  ----------------

 $    3,167,726    $       1,757,173  $          644,378   $     144,134    $      315,362
 --------------    -----------------  ------------------   -------------    --------------
 $    3,167,726    $       1,757,173  $          644,378   $     144,134    $      315,362
 ==============    =================  ==================   =============    ==============


 $    3,167,726    $       1,757,173  $          644,378   $     144,134    $      315,362
 --------------    -----------------  ------------------   -------------    --------------
 $    3,167,726    $       1,757,173  $          644,378   $     144,134    $      315,362
 ==============    =================  ==================   =============    ==============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A4

                           FINANCIAL STATEMENTS OF THE
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT



STATEMENTS OF OPERATIONS
For the year ended December 31, 1998


                                                                                          SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                              PRUDENTIAL         PRUDENTIAL         PRUDENTIAL         PRUDENTIAL
                                                                 MONEY           DIVERSIFIED        HIGH YIELD           STOCK
                                                                MARKET              BOND               BOND              INDEX
                                                               PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                            ---------------    ---------------   ----------------   ---------------

INVESTMENT INCOME
  Dividend income......................................     $      530,791     $    1,400,639     $    2,197,294    $      434,269
                                                            --------------     --------------     --------------    --------------

 EXPENSES

  Charges to contract owners for assuming
     mortality risk and expense risk and for
     administration [Notes 5A and 5B]..................            142,233            260,157            271,171           434,767
                                                            --------------     --------------     --------------    --------------
  NET INVESTMENT INCOME (LOSS).........................            388,558          1,140,482          1,926,123              (498)
                                                            --------------     --------------     --------------    --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

  Capital gains distributions received.................                  0             55,251                  0           685,310
  Realized gain (loss) on shares redeemed..............                  0             (1,277)           (66,919)          (15,648)
  Net change in unrealized gain (loss) on investments..                  0           (220,174)        (3,362,203)        6,220,619
                                                            --------------     --------------     --------------    --------------
  NET GAIN (LOSS) ON INVESTMENTS.......................                  0           (166,200)        (3,429,122)        6,890,281
                                                            --------------     --------------     --------------    --------------

  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS.........................     $       388,558    $       974,282   $    (1,502,999)   $     6,889,783
                                                            ===============    ===============   ===============    ===============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A5



                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
      PRUDENTIAL
        EQUITY           PRUDENTIAL        PRUDENTIAL         PRUDENTIAL          AIM V.I.                            JANUS ASPEN
        INCOME             EQUITY           JENNISON            GLOBAL             GROWTH            AMI V.I.           GROWTH
       PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO         INCOME FUND        VALUE FUND         PORTFOLIO
-------------------   ----------------   ---------------    ---------------    ---------------   ----------------   ---------------
    $      863,460      $     653,936     $      48,122      $      51,484       $     35,325     $       50,912     $     213,798
    --------------      -------------     -------------      -------------       ------------     --------------     -------------


           401,996            435,118           299,941             46,045             87,246             99,461            83,955
    --------------      -------------     -------------      -------------       ------------     --------------     -------------
           461,464            218,818          (251,819)             5,439            (51,921)           (48,549)          129,843
    --------------      -------------     -------------      -------------       ------------     --------------     -------------



         2,112,014          4,709,227           522,676            196,136             87,186            450,290           171,381
          (132,522)           (23,763)          (23,766)            (4,864)             4,610               (535)           (5,570)
        (5,326,474)        (3,841,284)        6,793,178            455,299          1,461,242          1,671,765         1,674,117
    --------------      -------------     -------------      -------------       ------------     --------------     -------------
        (3,346,982)           844,180         7,292,088            646,571          1,553,038          2,121,520         1,839,928
    --------------      -------------     -------------      -------------       ------------     --------------     -------------

    $   (2,885,518)    $    1,062,998    $    7,040,269     $      652,010     $    1,501,117     $    2,072,971     $   1,969,771
    ==============     ==============    ==============     ==============     ==============     ==============     =============




           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A6

                           FINANCIAL STATEMENTS OF THE
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the year ended December 31, 1998


                                                                                          SUBACCOUNTS
                                                            -----------------------------------------------------------------------
                                                                                                                          OCC
                                                               JANUS ASPEN           MFS                              ACCUMULATION
                                                              INTERNATIONAL       EMERGING              MFS              TRUST
                                                                 GROWTH            GROWTH            RESEARCH           MANAGED
                                                                PORTFOLIO          SERIES             SERIES           PORTFOLIO
                                                             ---------------    ---------------   ----------------   ---------------

INVESTMENT INCOME
  Dividend income......................................     $      140,074     $          0     $         6,843     $      96,191
                                                            --------------     ------------     ---------------     -------------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 5A and 5B]...................            111,330            99,739             67,097           297,511
                                                            --------------     ------------     ---------------     -------------
  NET INVESTMENT INCOME (LOSS).........................             28,744           (99,739)           (60,254)         (201,320)
                                                            --------------     ------------     ---------------     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received.................             20,343            48,546             89,748           390,487
  Realized gain (loss) on shares redeemed..............             15,256            17,411              8,037           (33,042)
  Net change in unrealized gain (loss) on investments..            803,166         2,185,347            848,009           262,512
                                                            --------------     ------------     ---------------     -------------
  NET GAIN (LOSS) ON INVESTMENTS.......................            838,765         2,251,304            945,794           619,957
                                                            --------------     ------------     ---------------     -------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS..........................     $      867,509     $  2,151,565     $       885,540     $     418,637
                                                            ==============     ============     ===============     =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A7


                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
          Occ                                                                     Prudential
      Accumulation       T. Rowe Price        Rowe Price        Warburg             Small                               Franklin
         Trust              Equity        International      Post-venture       Capitalization       American          Small Cap
       Small Cap            Income            Stock             Capital             Stock           Century Vp           Growth
       Portfolio          Portfolio         Portfolio          Portfolio         Portfolio*            Value*             Fund*
-------------------   ----------------   ---------------    ---------------    ---------------   ----------------   ---------------


     $  12,175            $  36,132        $ 227,349            $       0         $   1,112           $       0         $       0
     ---------            ---------        ---------            ---------         ---------           ---------         ---------




        82,183              142,074           32,233               17,026             1,090                 270               491
     ---------            ---------        ---------            ---------         ---------           ---------         ---------
       (70,008)              85,275            3,899              (17,026)               22                (270)             (491)
     ---------            ---------        ---------            ---------         ---------           ---------         ---------



       132,949              402,942           12,753                    0            28,379                   0                 0
       (87,824)                 920           (1,816)              (9,485)            1,244                 109              (141)
      (726,536)             113,818          258,507               78,797            35,630               3,508            30,781
     ---------            ---------        ---------            ---------         ---------           ---------         ---------
      (681,411)             517,680          269,444               69,312            65,253               3,617            30,640
     ---------            ---------        ---------            ---------         ---------           ---------         ---------


     $(751,419)           $ 602,955        $ 273,343            $  52,286         $  65,275           $   3,347         $  30,149
     ---------            ---------        ---------            ---------         ---------           ---------         ---------


*Commenced Operations on September 1, 1998



          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A8

                           FINANCIAL STATEMENTS OF THE
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT



STATEMENTS OF CHANGES IN NET ASSETS
For the period January 24,1997** through December 31, 1998

                                                                                    SUBACCOUNTS
                                                  --------------------------------------------------------------------------------

                                                         PRUDENTIAL                 PRUDENTIAL                  PRUDENTIAL
                                                        MONEY MARKET              DIVERSIFIED BOND            HIGH YIELD BOND
                                                          PORTFOLIO                  PORTFOLIO                   PORTFOLIO
                                                  -------------------------- --------------------------  --------------------------
                                                     1998          1997          1998         1997          1998          1997
                                                  ------------  ------------  -----------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss) ..................  $  388,558   $    86,282   $ 1,140,482  $  158,186    $1,926,123   $   294,982
  Capital gains distributions received ..........           0             0        55,251      36,843             0             0
  Realized gain (loss) on shares redeemed........           0             0        (1,277)      1,268       (66,919)          632
  Net change in unrealized gain (loss) on
  investments ...................................           0             0      (220,174)    (87,951)   (3,362,203)      (27,151)
                                                  -----------   -----------   -----------  ----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS .....................     388,558        86,282       974,282     108,346    (1,502,999)      268,463
                                                  -----------   -----------   -----------  ----------    -----------   -----------


ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS

    Contract Owner Net Payments .................  18,308,790     8,199,777   26,338,579    4,748,888    23,904,670     7,044,786
    Surrenders, Withdrawals and Death Benefits ..    (590,456)      (35,679)    (754,090)     (42,482)     (654,641)      (56,437)
    Net Transfers From (To) Other
      Subaccounts or Fixed Rate Options .........  (5,502,058)   (2,418,500)   2,425,538      241,601       271,531      (461,981)
    Administrative and Other Charges ............        (906)            0       (2,759)           0        (3,313)            0
                                                  -----------   -----------   -----------  ----------    -----------   -----------
TOTAL ANNUITY PAYMENTS AND

  OTHER OPERATING TRANSFERS......................  12,215,370     5,745,598   28,007,268    4,948,007    23,518,247     6,526,368


NET INCREASE (DECREASE) IN NET ASSETS

  RETAINED IN THE ACCOUNT [Note 7]...............    (262,762)      262,728     (102,106)     109,994       (15,650)       46,945
                                                  -----------   -----------   -----------  ----------    -----------   -----------

TOTAL INCREASE IN NET ASSETS ....................  12,341,166     6,094,608   28,879,444    5,166,347    21,999,598     6,841,776

NET ASSETS

Beginning of year................................   6,094,608             0    5,166,347            0     6,841,776             0
                                                  -----------   -----------   -----------  ----------    -----------   -----------
End of year...................................... $18,435,774    $6,094,608    $34,045,791 $5,166,347    $28,841,374   $6,841,776
                                                  ===========    ==========    =========== ===========   ===========   ==========

**Commenced Operations


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A9



                                                      SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
       PRUDENTIAL                      PRUDENTIAL                       PRUDENTIAL
       STOCK INDEX                    EQUITY INCOME                       EQUITY                    PRUDENTIAL JENNISON
        PORTFOLIO                       PORTFOLIO                        PORTFOLIO                      PORTFOLIO
-----------------------------  -----------------------------    ------------------------------  -----------------------------
    1998            1997           1998            1997             1998            1997            1998            1997
-------------  --------------  -------------  --------------    -------------  ---------------  -------------  --------------


$       (498)   $     31,172    $    461,464    $     56,244    $    218,818    $     80,142    $   (251,819)   $    (23,019)
     685,310         342,433       2,112,014         733,657       4,709,227         613,254         522,676         319,882
     (15,648)          8,889        (132,522)              0         (23,763)         12,529         (23,766)         14,031
   6,220,619         640,205      (5,326,474)       (105,243)     (3,841,284)        (86,245)      6,793,178          16,226
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   6,889,783       1,022,699      (2,885,518)        684,658       1,062,998         619,680       7,040,269         327,120
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  29,771,169      11,537,843      33,802,922       9,092,591      30,494,085      12,608,951      24,608,849       6,026,720
  (1,266,564)        (91,204)     (1,336,359)        (34,592)     (1,135,559)        (76,063)       (650,657)        (42,111)

    (125,011)        260,453         867,586         192,312         699,976         312,812       1,768,266         137,529
      (7,572)              0          (5,784)              0          (8,237)              0          (4,533)              0
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  28,372,022      11,707,092      33,328,365       9,250,311      30,050,265      12,845,700      25,721,925       6,122,138


      34,044          31,985         109,447            (683)         70,773          (5,413)         76,083          (1,916)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


  35,295,849      12,761,776      30,552,294       9,934,286      31,184,036      13,459,967      32,838,277       6,447,342


  12,761,776               0       9,934,286               0      13,459,967               0       6,447,342               0
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 48,057,625    $ 12,761,776    $ 40,486,580       9,934,286      44,644,003      13,459,967      39,285,619       6,447,342
============    ============    ============    ============    ============    ============    ============    ============



     SUBACCOUNTS (CONTINUED)
  ----------------------------
         PRUDENTIAL
           GLOBAL
          PORTFOLIO
  ----------------------------
      1998            1997
  -------------  -------------


  $      5,439    $      3,621
       196,136          72,144
        (4,864)         (2,314)
       455,299        (140,267)
  ------------    ------------


       652,010         (66,816)
  ------------    ------------


     2,481,167       1,977,078
      (217,230)        (29,052)

       (24,347)         65,358
          (948)              0
  ------------    ------------

     2,238,642       2,013,384


         6,656             826
  ------------    ------------


     2,897,308       1,947,394


     1,947,394               0
  ------------    ------------
     4,844,702       1,947,394
  ============    ============



          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                      A10

                           FINANCIAL STATEMENTS OF THE
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

For the period January 24,1997** through December 31, 1998

                                                                                    SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                          AIM V.I.
                                                         GROWTH AND                  AIM V.I.                   JANUS ASPEN
                                                         INCOME FUND                VALUE FUND               GROWTH PORTFOLIO
                                                 ------------------------    -------------------------   --------------------------
                                                     1998         1997           1998         1997          1998          1997
                                                 -----------  -----------    ------------  -----------   -------------  -----------
OPERATIONS
  Net investment income (loss) ................. $   (51,921) $   (15,396)   $    (48,549) $     7,524    $    129,843  $     4,589
  Capital gains distributions received .........      87,186        2,228         450,290       88,873         171,381       17,098
  Realized gain (loss) on shares redeemed ......       4,610            0             (53)         371          (5,570)           0
  Net change in unrealized gain (loss) on
  investments ..................................   1,461,242      182,008       1,671,765      116,794       1,674,117      171,601
                                                 -----------  -----------    ------------  -----------    ------------  -----------


NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................   1,501,117      168,840       2,072,971      213,562       1,969,771      193,288
                                                 -----------  -----------    ------------  -----------    ------------  -----------


ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS

    Contract Owner Net Payments ................   4,951,267    2,781,009       5,515,714    3,159,930       4,882,924    2,628,766
    Surrenders, Withdrawals and Death Benefits .    (132,626)     (11,469)       (202,116)     (24,406)       (108,984)     (21,537)
    Net Transfers From (To) Other
      Subaccounts or Fixed Rate Options ........    (311,867)     174,382         218,523      101,636         390,842       83,586
    Administrative and Other Charges ...........      (1,439)           0          (1,821)           0          (1,601)           0
                                                 -----------  -----------    ------------  -----------    ------------  -----------
TOTAL ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS ....................   4,505,335    2,943,922       5,530,300    3,237,160       5,163,181    2,690,815


NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 7] .............     (66,268)      76,959           5,014       10,264         (19,268)      37,123
                                                 -----------  -----------    ------------  -----------    ------------  -----------


TOTAL INCREASE IN NET ASSETS ...................   5,940,184    3,189,721       7,608,285    3,460,986       7,113,684    2,921,226

NET ASSETS
Beginning of year ..............................   3,189,721            0       3,460,986            0       2,921,226            0
                                                 -----------  -----------    ------------  -----------    ------------  -----------
End of year .................................... $ 9,129,905  $ 3,189,721    $ 11,069,271  $ 3,460,986    $ 10,034,910  $ 2,921,226
                                                 -----------  -----------    ------------  -----------    ------------  -----------

**Commenced Operations


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A11


                                                                 SUBACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
       JANUS ASPEN
      INTERNATIONAL                                                                          OCC                         OCC
         GROWTH                   MFS EMERGING                    MFS                 ACCUMULATION TRUST         ACCUMULATION TRUST
        PORTFOLIO                GROWTH SERIES              RESEARCH SERIES           MANAGED PORTFOLIO          SMALL CAP PORTFOLIO
------------------------- --------------------------  ------------------------  -------------------------- -------------------------
   1998          1997          1998          1997          1998         1997        1998          1997          1998         1997
-----------  ------------ ------------   -----------  -----------  -----------  ------------  ------------ -----------  ------------

$    28,744  $   (12,338) $    (99,739)  $   (18,721) $   (60,254) $   (16,301) $   (201,320) $   (49,797) $   (70,008) $   (16,425)
     20,343        2,428        48,546             0       89,748            0       390,487          794      132,949        1,010
     15,256            0        17,411             0        8,037            0       (33,042)           0      (87,824)           0
    803,166       63,890     2,185,347       258,606      848,009      164,625       262,512      511,431     (726,536)     148,654
-----------  -----------  ------------   -----------  -----------  -----------  ------------  -----------  -----------  -----------


    867,509       53,980     2,151,565       239,885      885,540      148,324       418,637      462,428     (751,419)     133,239
-----------  -----------  ------------   -----------  -----------  -----------  ------------  -----------  -----------  -----------


  5,187,370    4,363,549     6,934,305     2,769,659    3,284,005    2,441,201    19,620,342    8,773,973    5,267,682    3,028,743
   (270,571)     (38,474)     (149,038)       (6,029)    (156,768)     (25,514)     (685,019)     (59,475)    (429,739)     (15,236)

    404,030       89,832       420,695        36,872      137,403       69,380       498,744       81,504      323,120      189,461
     (2,669)           0        (1,900)            0       (1,267)           0        (5,090)           0       (1,432)           0
-----------  -----------  ------------   -----------  -----------  -----------  ------------  -----------  -----------  -----------

  5,318,160    4,414,907     7,204,062     2,800,502    3,263,373    2,485,067    19,428,977    8,796,002    5,159,631    3,202,968


    (81,593)      88,952       (12,836)       33,219      (12,594)      15,234        65,279        5,485      (26,238)      24,599
-----------  -----------  ------------   -----------  -----------  -----------  ------------  -----------  -----------  -----------


  6,104,076    4,557,839     9,342,791     3,073,606    4,136,319    2,648,625    19,912,893    9,263,915    4,381,974    3,360,806


  4,557,839            0     3,073,606             0    2,648,625            0     9,263,915            0    3,360,806            0
-----------  -----------  ------------   -----------  -----------  -----------  ------------  -----------  -----------  -----------
$10,661,915  $ 4,557,839  $ 12,416,397   $ 3,073,606  $ 6,784,944  $ 2,648,625  $ 29,176,808  $ 9,263,915  $ 7,742,780  $ 3,360,806
-----------  -----------  ------------   -----------  -----------  -----------  ------------  -----------  -----------  -----------




          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A12

                           FINANCIAL STATEMENTS OF THE
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period January 24,1997** through December 31, 1998


                                                                                    SUBACCOUNTS
                                                  --------------------------------------------------------------------------------
                                                        T. ROWE PRICE              T. ROWE PRICE              WARBURG PINCUS
                                                        EQUITY INCOME           INTERNATIONAL STOCK        POST-VENTURE CAPITAL
                                                          PORTFOLIO                  PORTFOLIO                   PORTFOLIO
                                                  -------------------------- --------------------------  --------------------------
                                                     1998          1997          1998         1997          1998          1997
                                                  ------------  ------------  -----------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss) ................... $   85,275   $    33,286   $     3,899   $     3,958   $   (17,026)  $  (4,029)
  Capital gains distributions received ...........    402,942       138,220        12,753        17,767             0           0
  Realized gain (loss) on shares redeemed ........        920             0        (1,816)            0        (9,485)          0
  Net change in unrealized gain (loss) on
    investments ..................................    113,818       308,579       258,507       (84,403)       78,797      51,292
                                                   ----------   -----------   -----------   -----------   -----------   ---------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ......................    602,955       480,085       273,343       (62,678)       52,286      47,263
                                                   ----------   -----------   -----------   -----------   -----------   ---------

ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS

    Contract Owner Net Payments ..................  8,126,207     4,463,509     1,445,262     1,316,610     1,012,106     579,387
    Surrenders, Withdrawals and Death Benefits ...   (253,996)      (37,721)      (30,350)      (10,790)      (12,105)     (2,648)
    Net Transfers From (To) Other
     Subaccounts or Fixed Rate Options ...........     98,585       223,911       121,453       117,939        35,849      45,694
    Administrative and Other Charges .............     (2,839)            0          (655)            0          (520)          0
                                                   ----------   -----------   -----------   -----------   -----------   ---------
TOTAL ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS ......................  7,967,957     4,649,699     1,535,710     1,423,759     1,035,330     622,433

NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 7] ...............    (55,800)       76,653       (44,233)       41,825       (36,828)     36,689
                                                  -----------   -----------   -----------   -----------   -----------   ---------


TOTAL INCREASE IN NET ASSETS .....................  8,515,112     5,206,437     1,764,820     1,402,906     1,050,788     706,385

NET ASSETS
Beginning of year ................................  5,206,437             0     1,402,906             0       706,385           0
                                                  -----------   -----------   -----------   -----------   -----------   ---------
End of year...................................... $13,721,549   $ 5,206,437   $ 3,167,726   $ 1,402,906   $ 1,757,173   $ 706,385
                                                  ===========   ===========   ===========   ===========   ===========   =========

**Commenced Operations


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A13

-----------------------------------------------
   PRUDENTIAL
     SMALL                          FRANKLIN
CAPITALIZATION       AMERICAN       SMALL CAP
    STOCK           CENTURY VP       GROWTH
  PORTFOLIO***       VALUE***        FUND***
   ---------       ---------       ---------
      1998            1998            1998
   ---------       ---------       ---------

   $      22       $    (270)      $    (491)
      28,379               0               0
       1,244             109            (141)
      35,630           3,508          30,781
   ---------       ---------       ---------


      65,275           3,347          30,149
   ---------       ---------       ---------




     516,286         131,048         224,651
        (593)           (384)            (99)

      64,252          10,141          60,831
           0               0              (4)
   ---------       ---------       ---------

     579,945         140,805         285,379


        (842)            (18)           (166)
   ---------       ---------       ---------


     644,378         144,134         315,362



           0               0               0
   ---------       ---------       ---------
   $ 644,378       $ 144,134       $ 315,362
   ---------       ---------       ---------

***Investment option commenced operations on September 1, 1998


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A21

                                       A14

                          NOTES TO FINANCIAL STATEMENTS
                OF THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 1998

NOTE 1:    GENERAL

           Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by the Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets.

           The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are twenty-two subaccounts within the account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

           The Discovery Select Variable Annuity subaccounts of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account commenced operations on January 24, 1997.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

           The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

           Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

                                      A15

NOTE 3: INVESTMENT INFORMATION FOR THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

           The net asset value per share (rounded) for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1998 were as follows:


                                                                             PORTFOLIOS
                                    ---------------------------------------------------------------------------------------------
                                      PRUDENTIAL        PRUDENTIAL        PRUDENTIAL        PRUDENTIAL          PRUDENTIAL
                                         MONEY          DIVERSIFIED       HIGH YIELD           STOCK              EQUITY
                                        MARKET             BOND              BOND              INDEX              INCOME
                                       PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO           PORTFOLIO
                                    ----------------  ----------------  ----------------  ---------------- ----------------------
            Number of shares:             1,843,577         3,077,956         4,001,356         1,273,387            2,021,043
            Net asset value per
            share (rounded):         $        10.00   $         11.06   $          7.21   $         37.74   $            20.03
            Cost:                    $   18,435,774   $    34,353,916   $    32,230,728   $    41,196,801   $       45,918,297


                                                                       PORTFOLIOS (CONTINUED)
                                    ---------------------------------------------------------------------------------------------
                                                                                            AIM V.I.
                                      PRUDENTIAL        PRUDENTIAL        PRUDENTIAL        GROWTH AND           AIM V.I.
                                        EQUITY           JENNISON           GLOBAL            INCOME               VALUE
                                       PORTFOLIO         PORTFOLIO         PORTFOLIO           FUND                FUND
                                    ----------------  ----------------  ----------------  ---------------- ----------------------
            Number of shares:             1,506,371         1,643,278           228,989           384,417              421,687
            Net asset value per
            share (rounded):         $        29.64   $         23.91   $         21.16   $         23.75   $            26.25
            Cost:                    $   48,571,532   $    32,476,215   $     4,529,670   $     7,486,655   $        9,280,712


                                                                       PORTFOLIOS (CONTINUED)
                                    ---------------------------------------------------------------------------------------------
                                                        JANUS ASPEN           MFS                                   OCC
                                         JANUS         INTERNATIONAL       EMERGING             MFS            ACCUMULATION
                                     ASPEN GROWTH         GROWTH            GROWTH           RESEARCH          TRUST MANAGED
                                       PORTFOLIO         PORTFOLIO          SERIES            SERIES             PORTFOLIO
                                    ----------------  ----------------  ----------------  ---------------- ----------------------
           Number of shares:               426,298           501,265           578,314           356,165              667,051
           Net asset value per
           share (rounded):
                                    $         23.54   $         21.27   $         21.47   $         19.05  $             43.74
            Cost:                   $     8,189,192   $     9,794,859   $     9,972,444   $     5,772,310  $        28,402,865


                                                                       PORTFOLIOS (CONTINUED)
                                    ---------------------------------------------------------------------------------------------
                                                                                             WARBURG            PRUDENTIAL
                                          OCC          T. ROWE PRICE     T. ROWE PRICE        PINCUS               SMALL
                                     ACCUMULATION         EQUITY         INTERNATIONAL     POST-VENTURE       CAPITALIZATION
                                      TRUST SMALL         INCOME             STOCK           CAPITAL               STOCK
                                     CAP PORTFOLIO       PORTFOLIO         PORTFOLIO        PORTFOLIO            PORTFOLIO
                                    ----------------  ----------------  ----------------  ---------------  ----------------------
           Number of shares:                335,185           712,808           218,163          148,661                43,804
           Net asset value per
           share (rounded):         $         23.10   $         19.25   $         14.52   $        11.82   $             14.71
           Cost:                    $     8,320,662   $    13,299,152   $     2,993,622   $    1,627,084   $           608,748


                                         PORTFOLIOS (CONTINUED)
                                    ----------------------------------
                                                         FRANKLIN
                                       AMERICAN          SMALL CAP
                                        CENTURY           GROWTH
                                       VP VALUE            FUND
                                    ----------------  ----------------
           Number of shares:                 21,417            34,167
           Net asset value per
           share (rounded):          $         6.73   $          9.23
           Cost:                     $      140,626   $       284,581




                                       A16

NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1998 were as follows:

                                                                                 SUBACCOUNTS
                                             ------------------------------------------------------------------------------------

                                                PRUDENTIAL       PRUDENTIAL        PRUDENTIAL        PRUDENTIAL        PRUDENTIAL
                                                  MONEY         DIVERSIFIED       HIGH YIELD           STOCK            EQUITY
                                                  MARKET            BOND              BOND              INDEX            INCOME
                                                PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                             --------------    --------------   ---------------   ---------------  ---------------
           Contract Owner Units Outstanding      16,317,010        28,376,932        23,777,679       25,489,353        25,310,440
           Unit Value....................    $      1.12985    $      1.19977   $       1.21296   $      1.88540   $       1.59960
                                             --------------    --------------   ---------------   --------------   ---------------
           TOTAL CONTRACT OWNER EQUITY...    $   18,435,774    $   34,045,791   $    28,841,374   $   48,057,625   $    40,486,580
                                             ==============    ==============   ===============   ==============   ===============


                                                                           SUBACCOUNTS (CONTINUED)
                                             ---------------------------------------------------------------------------------
                                                                                                    AIM V.I.
                                               PRUDENTIAL       PRUDENTIAL         PRUDENTIAL       GROWTH AND        AIM V.I.
                                                 EQUITY          JENNISON            GLOBAL           INCOME           VALUE
                                               PORTFOLIO         PORTFOLIO          PORTFOLIO          FUND             FUND
                                             --------------   ---------------   ---------------   --------------   --------------
           Contract Owner Units Outstanding      27,877,412        19,579,080         3,115,243        5,636,579        6,623,349
           Unit Value....................    $      1.60144   $       2.00651   $       1.55516   $      1.61976   $      1.67125
                                             --------------   ---------------   ---------------   --------------   --------------
           TOTAL CONTRACT OWNER EQUITY...    $   44,644,003   $    39,285,619   $     4,844,702   $    9,129,905   $   11,069,271
                                             ==============   ===============   ===============   ==============   ==============

                                                                           SUBACCOUNTS (CONTINUED)
                                             ------------------------------------------------------------------------------------
                                                                   JANUS              MFS                               OCC
                                                  JANUS        INTERNATIONAL       EMERGING             MFS         ACCUMULATION
                                               ASPEN GROWTH       GROWTH            GROWTH           RESEARCH          MANAGED
                                                PORTFOLIO        PORTFOLIO          SERIES            SERIES          PORTFOLIO
                                             --------------   ---------------   ---------------   --------------   ---------------
           Contract Owner Units Outstanding       6,145,905         7,490,614         8,147,991        4,582,935        21,770,163
           Unit Value....................    $      1.63278   $       1.42337   $       1.52386   $      1.48048   $       1.34022
                                             --------------   ---------------   ---------------   --------------   ---------------
           TOTAL CONTRACT OWNER EQUITY...    $   10,034,910   $    10,661,915   $    12,416,397   $    6,784,944   $    29,176,808
                                             ==============   ===============   ===============   ==============   ===============


                                                                           SUBACCOUNTS (CONTINUED)
                                             ------------------------------------------------------------------------------------
                                                                                                                    PRUDENTIAL
                                                 OCC          T. ROWE PRICE     T. ROWE PRICE     WARBURG PINCUS       SMALL
                                             ACCUMULATION        EQUITY         INTERNATIONAL      POST-VENTURE    CAPITALIZATION
                                              TRUST SMALL        INCOME             STOCK            CAPITAL           STOCK
                                             CAP PORTFOLIO      PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                             --------------   ---------------   ---------------   --------------   ---------------
           Contract Owner Units Outstanding       6,811,750         9,576,938         2,623,440        1,563,182           514,051
           Unit Value....................    $      1.13668   $       1.43277   $       1.20747   $      1.12410   $       1.25353
                                             --------------   ---------------   ---------------   --------------   ---------------
           TOTAL CONTRACT OWNER EQUITY...    $    7,742,780   $    13,721,549   $     3,167,726   $    1,757,173   $       644,378
                                             ==============   ===============   ===============   ==============   ===============

                                                  SUBACCOUNTS (CONTINUED)
                                             -------------------------------
                                                                FRANKLIN
                                                AMERICAN        SMALL CAP
                                                CENTURY          GROWTH
                                                VP VALUE          FUND
                                             --------------   ---------------
           Contract Owner Units Outstanding         122,871           253,350
           Unit Value....................    $      1.17305   $       1.24477
                                             --------------   ---------------
           TOTAL CONTRACT OWNER EQUITY...    $      144,134   $       315,362
                                             ==============   ===============


NOTE 5:    CHARGES AND EXPENSES

           A. Mortality Risk and Expense Risk Charges

           The mortality risk and expense risk charges, at an effective annual rate of 1.25%, are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed the related charges by Pruco Life of New Jersey.

                                      A17

           B. Administration Charge

           A deferred sales charge is imposed upon withdrawals of certain purchase payments to compensate Prudential for sales and other marketing expenses. The administration charge at an effective annual rate of .15% is applied daily against the net assets representing equity of contract owners held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

           C.  Withdrawal Charge

           A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.

NOTE 6:    TAXES

           Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7:    NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

           The increase (decrease) in net assets retained in the Account represents the net contributions (withdrawals) of Pruco Life of New Jersey to (from) the Account. Effective October 13, 1998, Pruco Life of New Jersey no longer maintains a position in the account. Previously, Pruco Life of New Jersey maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

NOTE 8:    UNIT ACTIVITY

           Transactions in units (including transfers among subaccounts) for the period January 24, 1997* through December 31, 1997 and the year ended December 31, 1998 were as follows:


                                                                        SUBACCOUNTS
                                          -----------------------------------------------------------------------
                                               PRUDENTIAL MONEY MARKET             PRUDENTIAL DIVERSIFIED BOND
                                                     PORTFOLIO                             PORTFOLIO
                                          ---------------------------------    ----------------------------------
                                               1998              1997               1998               1997
                                          ---------------   ---------------    ---------------   ----------------
            Contract Owner Contributions:      22,847,069         5,435,980         26,289,325          4,500,473
            Contract Owner Redemptions:       (11,896,512)          (69,527)        (2,363,752)           (49,045)


                                                                    SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------------------
                                             PRUDENTIAL HIGH YIELD BOND              PRUDENTIAL STOCK INDEX
                                                     PORTFOLIO                             PORTFOLIO
                                          ---------------------------------    ----------------------------------
                                               1998              1997               1998               1997
                                          ---------------   ---------------    ---------------   ----------------
            Contract Owner Contributions:      20,814,498         5,453,214         19,792,548          8,626,854
            Contract Owner Redemptions:        (2,434,026)          (56,008)        (2,847,138)           (82,951)


                                                                    SUBACCOUNTS (CONTINUED)
                                          -----------------------------------------------------------------------
                                               PRUDENTIAL EQUITY INCOME                PRUDENTIAL EQUITY
                                                     PORTFOLIO                             PORTFOLIO
                                          ---------------------------------    ----------------------------------
                                               1998              1997               1998               1997
                                          ---------------   ---------------    ---------------   ----------------
            Contract Owner Contributions:      21,415,860         6,034,726         20,939,711          9,211,888
            Contract Owner Redemptions:        (2,083,915)          (56,231)        (2,125,152)          (149,016)


                                      A18


                                                                    SUBACCOUNTS (CONTINUED)
                                           -------------------------------------------------------------------------
                                                 PRUDENTIAL JENNISON                    PRUDENTIAL GLOBAL
                                                      PORTFOLIO                             PORTFOLIO
                                           -----------------------------------   -----------------------------------
                                                 1998              1997                1998              1997
                                           -----------------  ----------------   ----------------  -----------------
            Contract Owner Contributions:      16,411,856         4,405,058          2,051,714         1,575,148
            Contract Owner Redemptions:        (1,188,911)          (48,943)          (481,053)          (30,566)


                                                                    SUBACCOUNTS (CONTINUED)
                                           -------------------------------------------------------------------------
                                                     AIM V.I. GROWTH                         AIM V.I.
                                                           AND                                 VALUE
                                                       INCOME FUND                             FUND
                                           -----------------------------------   -----------------------------------
                                                 1998              1997               1998               1997
                                           -----------------  ----------------   ----------------  -----------------
            Contract Owner Contributions:       3,927,853         2,423,634          4,507,581         2,708,560
            Contract Owner Redemptions:          (705,704)           (9,205)          (572,109)          (20,683)


                                                                    SUBACCOUNTS (CONTINUED)
                                           -------------------------------------------------------------------------
                                                   JANUS ASPEN GROWTH                JANUS ASPEN INTERNATIONAL
                                                        PORTFOLIO                        GROWTH PORTFOLIO
                                           -----------------------------------   -----------------------------------
                                                  1998              1997               1998              1997
                                           -----------------  ----------------   ----------------  -----------------
            Contract Owner Contributions:       4,136,299         2,381,042          4,602,117         3,660,400
            Contract Owner Redemptions:          (351,019)          (20,418)          (738,443)          (33,461)


                                                                    SUBACCOUNTS (CONTINUED)
                                           -------------------------------------------------------------------------
                                                     MFS EMERGING                        MFS RESEARCH
                                                     GROWTH SERIES                          SERIES
                                           -----------------------------------   -----------------------------------
                                                 1998              1997               1998               1997
                                           -----------------  ----------------   ----------------  -----------------
            Contract Owner Contributions:       6,101,761         2,643,271          2,848,755         2,189,366
            Contract Owner Redemptions:          (590,675)           (6,366)          (425,082)          (30,104)


                                                                    SUBACCOUNTS (CONTINUED)
                                           -------------------------------------------------------------------------
                                                  OCC ACCUMULATION TRUST            OCC ACCUMULATION TRUST
                                                    MANAGED PORTFOLIO                SMALL CAP PORTFOLIO
                                           -----------------------------------   -----------------------------------
                                                  1998              1997               1998               1997
                                           -----------------  ----------------   ----------------  -----------------
           Contract Owner Contributions:       16,105,759         7,464,664          5,096,373         2,675,189
           Contract Owner Redemptions:         (1,637,607)         (162,668)          (915,114)          (44,698)



                                                                    SUBACCOUNTS (CONTINUED)
                                           -------------------------------------------------------------------------
                                                  T. ROWE PRICE EQUITY           T. ROWE PRICE INTERNATIONAL
                                                    INCOME PORTFOLIO                   STOCK PORTFOLIO
                                           -----------------------------------   -----------------------------------
                                                  1998              1997               1998               1997
                                           -----------------  ----------------   ----------------  -----------------
            Contract Owner Contributions:       6,462,462         3,884,774          1,496,184         1,296,132
            Contract Owner Redemptions:          (731,820)          (38,509)          (159,534)           (9,342)


                                                                    SUBACCOUNTS (CONTINUED)
                                           -------------------------------------------------------------------------
                                                                                            PRUDENTIAL
                                               WARBURG PINCUS POST-VENTURE              SMALL CAPITALIZATION
                                                    CAPITAL PORTFOLIO                     STOCK PORTFOLIO*
                                           -----------------------------------   -----------------------------------
                                                 1998              1997                        1998
                                           -----------------  ----------------           ----------------
            Contract Owner Contributions:       1,091,791           633,040                  517,841
            Contract Owner Redemptions:          (153,538)           (8,111)                  (3,791)

            *Commenced Operations on September 1, 1998


                                      A19

                                                 SUBACCOUNTS (CONTINUED)
                                            ----------------------------------
                                                AMERICAN          FRANKLIN
                                                CENTURY          SMALL CAP
                                                VP VALUE*        GROWTH FUND*
                                            ----------------------------------
                                                  1998              1998
                                            -----------------  ---------------
            Contract Owner Contributions:        126,750           253,707
            Contract Owner Redemptions:           (3,879)             (357)

            * Commenced Operations on September 1, 1998

NOTE 9:    PURCHASES AND SALES OF INVESTMENTS

           The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 1998 were as follows:

                                                                                SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                               PRUDENTIAL       PRUDENTIAL         PRUDENTIAL       PRUDENTIAL         PRUDENTIAL
                                              MONEY MARKET    DIVERSIFIED BOND  HIGH YIELD BOND    STOCK INDEX       EQUITY INCOME
                                               PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO          PORTFOLIO
                                            ---------------   ---------------   ---------------   ---------------   ---------------
            Purchases...................... $    18,211,448   $    28,444,318   $    24,117,444   $    29,455,131   $    34,590,205
            Sales.......................... $    (6,401,073)  $      (799,313)  $      (886,019)  $    (1,483,832)  $      (998,970)


                                                                          SUBACCOUNTS (CONTINUED)
                                            ---------------------------------------------------------------------------------------

                                                                                                      AIM V.I.
                                               PRUDENTIAL        PRUDENTIAL        PRUDENTIAL          GROWTH          AIM V.I.
                                                 EQUITY           JENNISON           GLOBAL          AND INCOME         VALUE
                                               PORTFOLIO          PORTFOLIO         PORTFOLIO           FUND             FUND
                                            ---------------   ---------------   ---------------   ---------------   ---------------
            Purchases...................... $    30,742,320   $    26,234,294   $     2,961,364   $     4,760,969   $     5,595,881
            Sales.......................... $      (750,068)  $      (372,877)  $      (497,326)  $      (409,148)  $      (160,028)


                                                                          SUBACCOUNTS (CONTINUED)
                                            ---------------------------------------------------------------------------------------
                                                                    JANUS                                                OCC
                                                                    ASPEN              MFS                           ACCUMULATION
                                                 JANUS          INTERNATIONAL       EMERGING            MFS              TRUST
                                              ASPEN GROWTH         GROWTH            GROWTH          RESEARCH           MANAGED
                                               PORTFOLIO          PORTFOLIO          SERIES           SERIES           PORTFOLIO
                                            ---------------   ---------------   ---------------   ---------------   ---------------
            Purchases.....................  $     5,160,376   $     5,555,687   $     7,326,127   $     3,454,739   $    20,042,129
            Sales.........................  $      (100,418)  $      (430,451)  $      (234,640)  $      (271,057)  $      (675,952)


                                                                           SUBACCOUNTS (CONTINUED)
                                            ---------------------------------------------------------------------------------------
                                                                                                      WARBURG
                                                  OCC           T. ROWE PRICE    T. ROWE PRICE        PINCUS          PRUDENTIAL
                                              ACCUMULATION         EQUITY        INTERNATIONAL      POST-VENTURE         SMALL
                                              TRUST SMALL          INCOME            STOCK            CAPITAL        CAPITALIZATION
                                             CAP PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO*
                                            ---------------   ---------------   ---------------   ---------------   ---------------
            Purchases.....................  $     5,662,402   $     8,051,550   $     1,588,202   $     1,069,169   $       608,714
            Sales.........................  $      (611,193)  $      (281,465)  $      (128,958)  $       (87,694)  $       (30,570)

* Commenced Operations on September 1, 1998


                                      A20

                                                 SUBACCOUNTS (CONTINUED)
                                            ---------------------------------
                                                AMERICAN          FRANKLIN
                                                CENTURY           SMALL CAP
                                               VP VALUE*        GROWTH FUND*
                                            -----------------  --------------

            Purchases.....................  $     165,542       $   295,891
            Sales.........................  $     (24,920)      $   (11,121)

* Commenced Operations on September 1, 1998


                                      A21

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Equity Income Portfolio, Prudential Equity Portfolio, Prudential Jennison Portfolio, Prudential Global Portfolio, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, Janus Aspen International Growth Portfolio, MFS Emerging Growth Series, MFS Research Series, OCC Accumulation Trust Managed Portfolio, OCC Accumulation Trust Small Cap Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, Warburg Pincus Post-Venture Capital Portfolio, Prudential Small Capitalization Stock Portfolio, American Century VP Value, and Franklin Small Cap Growth Fund) of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 1998, the results of each of their operations for the year then ended (for the period September 1, 1998 through December 31, 1998 for Prudential Small Capitalization Stock Portfolio, American Century VP Value and Franklin Small Cap Growth Fund) and the changes in each of their net assets for the year ended December 31, 1998 and for the period January 24, 1997 through December 31, 1997 for Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Equity Income Portfolio, Prudential Equity Portfolio, Prudential Jennison Portfollio, Prudential Global Portfolio, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, Janus Aspen International Growth Portfolio, MFS Emerging Growth Series, MFS Research Series, OCC Accumulation Trust Managed Portfolio, OCC Accumulation Trust Small Cap Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio and Warburg Pincus Post-Venture Capital Portfolio and for the period September 1, 1998 through December 31, 1998 for Prudential Small Capitalization Stock Portfolio, American Century VP Value and Franklin Small Cap Growth Fund in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company of New Jersey's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
March 19, 1999

                                      A22

                                    FINANCIAL

                                   INFORMATION

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS

(1) Financial Statements of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 1998; the Statements of Operations for the period ended December 31, 1998; the Statements of Changes in Net Assets for the periods ended December 31, 1998 and December 31, 1997; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).

(2) Statements of Pruco Life of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 1998 and 1997; and the related Statements of Operations of Stockholder's Equity and Cash Flows for the years ended December 31, 1998, 1997 and 1996; and the Notes to the Financial Statements appear in the prospectus (Part A of the Registration Statement).

(b)   EXHIBITS

(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Pruco Life of New Jersey Modified Guaranteed Annuity Account (Note 3)

(2)   Agreements for custody of securities and similar investments--Not
      Applicable.

(3) (a) Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor) (Note 1)

      (b) Form of Selected Broker Agreement used by PIMS (Note 1)

(4)   The Prudential DISCOVERY SELECT Contract. (Note 3)

(5)   (a) Application form for the Contract. (Note 4)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. (Note 7)

      (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended February 1, 1991. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

      (a) Form of Fund Participation Agreement. (Note 4)

(9)   Opinion of Counsel as to legality of the securities being registered.
      (Note 1)

(10) Written consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)  Schedule of Performance Computations. (Note 1)

(14)  Powers of Attorney.

      (a) William M. Bethke, Ira J. Kleinman, Esther H. Milnes and I. Edward Price (Note 3)

      (b) James J. Avery Jr. (Note 6)

      (c) Dennis G. Sullivan (Note 7)

----------
(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Post-Eeffective Amendment No. 26  to Form
         S-6 Registration No. 2-89780, filed April 28, 1997, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 3) Incorporated by reference to Form N-4, Registration No. 333-18113, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 26, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 5) Incorporated by reference to Form 10-Q, Registration No. 333-18117, filed August 15, 1997 on behalf of the Pruco Life of New Jersey.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 10 to Form
         S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 12 to Form
         S-1, Registration No. 33-20018, filed on or about April 15, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

See Part A: Directors and Officers.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
         THE DEPOSITOR OR REGISTRANT

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a corporation organized under the laws of New Jersey, is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a mutual life insurance company organized under the laws of New Jersey. The subsidiaries of Prudential and short descriptions of each are set forth on the following pages.

Pruco Life of New Jersey may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, the Pruco Life of New Jersey Single Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant), the Pruco Life of New Jersey Modified Guaranteed Annuity Account and the Pruco Life of New Jersey Variable Real Property Account (separate accounts of Pruco Life of New Jersey).

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold all the shares of The Prudential Series Fund, Inc., a Maryland corporation. In addition, The Prudential holds all the shares of Prudential's Gibraltar Fund, a Maryland Corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life of New Jersey may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940 and with the Prudential Variable Contract Account-24, a registered unit investment trust.

The subsidiaries of Prudential and short descriptions of each are listed under
Item 25 of Post-Effective Amendment No. 34 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed April 24, 1998, the text of which is hereby incorporated.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of April 5, 1999, there were 3,018 owners of qualified contracts and 3,589 owners of nonqualified contracts offered by the Registrant.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Investment Management Services LLC (PIMS)

     PIMS is distributor for Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust.

(b) Information concerning the officers and directors of PIMS is set forth below.

                                                                   POSITIONS AND
                              POSITIONS AND OFFICES                OFFICES WITH
NAME (1)                      WITH UNDERWRITER                     REGISTRANT
--------                      ---------------------                -------------
Robert F. Gunia............   President                            None

Kevin B. Frawley ..........   Compliance Officer                   None

Jean D. Hamilton...........   Executive Vice President             None

John R. Strangfeld ........   Executive Vice President             None


Brian Henderson............   Senior Vice President and Chief      None
                              Operating Officer

                                                                   POSITIONS AND
                              POSITIONS AND OFFICES                OFFICES WITH
NAME (1)                      WITH UNDERWRITER                     REGISTRANT
--------                      ---------------------                -------------
William V. Healey .........   Senior Vice President, Secretary
                              and Chief Legal Officer              None

Margaret M. Deverell ......   Vice President, Comptroller and
                              Chief Financial Officer              None

C. Edward Chaplin .........   Treasurer                            None

----------

(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.

(c)  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life of New Jersey hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Pruco Life of New Jersey.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the City of Newark and the State of New Jersey, on this 16th day of April, 1999.

                              THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                      (Registrant)

                              BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (Depositor)

Attest: /s/ CLIFFORD E. KIRSCH                 /s/  ESTHER H. MILNES
---------------------------------             -----------------------
            CLIFFORD E. KIRSCH                      ESTHER H. MILNES
            CHIEF LEGAL OFFICER                     PRESIDENT
            AND SECRETARY

                                   SIGNATURES

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

        SIGNATURE AND TITLE
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            *
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    ESTHER MILNES                                           Date April 16, 1999
    PRESIDENT AND DIRECTOR


            *
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    JAMES J. AVERY JR
    CHAIRMAN OF THE BOARD AND DIRECTOR


            *                                         *By:  CLIFFORD E. KIRSCH
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    DENNIS G. SULLIVAN                                       CLIFFORD E. KIRSCH
    VICE PRESIDENT AND CHIEF                                 (ATTORNEY-IN-FACT)
    ACCOUNTING OFFICER (PRINCIPAL
    FINANCIAL OFFICER AND CHIEF
    ACCOUNTING OFFICER


            *
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    WILLIAM M. BETHKE
    DIRECTOR


            *
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    IRA J. KLEINMAN
    DIRECTOR


            *
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    I. EDWARD PRICE
    DIRECTOR

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